SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                     COMMUNITY BANK SHARES OF INDIANA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                                 April 11, 2005

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Community Bank Shares of Indiana, Inc. The meeting will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 17, 2005 at 1:00 p.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      A buffet lunch will be served from 11:30 a.m. until 12:45 p.m., in the meeting room, so please plan on joining us for something to eat before the meeting begins.

      It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Community Bank Shares of Indiana, Inc., is greatly appreciated.

                                        Sincerely,

                                        /s/ James D. Rickard

                                        James D. Rickard
                                        President and Chief Executive Officer

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 17, 2005

--------------------------------------------------------------------------------

      Community Bank Shares of Indiana, Inc. will hold its Annual Meeting of Stockholders at the Koetter Woodworking Forest Discovery Center, which is located at 533 Louis Smith Road, Starlight, Indiana, 47106, on Tuesday, May 17, 2005, at 1:00 p.m., Eastern Daylight Time. The purposes of the Annual Meeting are:

      (1)   To elect:

            (A) three directors for three-year terms ending in 2008 or until their successors have been elected and qualified, and

            (B) one director for a one-year term ending in 2006 or until his successor has been elected and qualified;

      (2) Approval of the amendment and restatement of the Company's Articles of Incorporation (including each of the amendments to the Company's Articles of Incorporation as identified in Proposals 2.A. thru 2.J.of the accompanying proxy statement);

      (3)   Approval of the Company's Stock Award Plan;

      (4) To ratify the appointment by the Board of Directors of Crowe Chizek and Company LLC, as the Company's independent auditors for the fiscal year ending December 31, 2005; and

      (5) To transact such other business as may properly come before the meeting or any adjournment of the meeting. Management is not aware of any other such business.

      Stockholders of record at the close of business on March 11, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                                   /s/ Pamela P. Echols

                                                   Pamela P. Echols
                                                   Secretary

New Albany, Indiana
April 11, 2005

--------------------------------------------------------------------------------
It is important that your shares be represented at the Annual Meeting regardless of the number you own. Even if you plan to be present, please complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2005

      Our 2005 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 17, 2005 at 1:00 p.m., Eastern Daylight Time.

      We are sending you this proxy statement because the Board of Directors of Community Bank Shares of Indiana, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement and accompanying proxy is first being mailed on or about April 11, 2005 to stockholders of record as of the close of business on March 11, 2005.

      As used in this proxy statement, the terms the "Company", "we" and "our" refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.

                               VOTING INFORMATION

      Voting by proxy. Stockholders may vote at the Annual Meeting in person or by proxy. You can vote your shares by proxy by signing, dating and mailing the enclosed proxy card. If you use the enclosed proxy card to vote, your shares will be voted in accordance with the instructions you provide on the proxy card. If you sign and return the proxy card without providing contrary instructions, your proxy will be voted.

            o for the nominees for director as described in this proxy statement;

            o to approve the amendment and restatement of the Company's Articles of Incorporation (including approval of each specific amendments identified in Proposals 2.A. thru 2.J. below);

            o     to approve the Company's Stock Award Plan;

            o for the ratification of the appointment of Crowe Chizek and Company LLC as our independent accountants for 2005; and

            o for the transaction of such other business as may properly come before the Annual Meeting, in accordance with the judgment of the persons appointed as proxies, though management is not aware of any such other business.

The proxies being solicited may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

      Revoking a proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring Street, New Albany, Indiana 47150); (ii) submitting to the Secretary a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and (after having given the Secretary notice of your intention to vote in person) voting your shares of Company Common Stock (the "Common Stock") in person.

      Voting rights. Only stockholders of record at the close of business on March 11, 2005 will be entitled to vote at the Annual Meeting. On March 11, 2005, there were 2,623,171 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

      Quorum and votes required. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The three nominees receiving the most votes for director positions expiring in 2008 will be elected directors. The nominee receiving the most votes for the director position expiring in 2006 will be elected director. Each of the various proposals to amend the Company's Articles of Incorporation will be approved if the affirmative vote of two-thirds of all outstanding shares of Common Stock entitled to vote is received. The proposal to adopt the Stock Award Plan will be approved if the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is received. The proposal to ratify the appointment of the Company's independent auditors will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

      If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to execute voting discretion with respect to matters to be acted upon at the Annual Meeting. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvoter"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Annual Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

      Principal beneficial owners. To our knowledge, no person or entity was the beneficial owner of more than five percent (5%) of the issued and outstanding shares of Common Stock as of March 11, 2005.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Election of Directors

      Our Articles of Incorporation provide for a classified Board of Directors. The Board of Directors is divided into three classes which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually. At the Annual Meeting, you will be asked to elect three directors for a term to expire at the Annual Meeting of Stockholders to be held in 2008 and one director for a term to expire at the Annual Meeting of Stockholders to be held in 2006. Any vacancies that occur after the directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant Directorship.

      James W. Robinson retired from the Board of Directors of the Company on February 22, 2005. Mr. Robinson had served on the Board of Directors since the Company's formation in 1994. He served as a director of the Company's subsidiary, Community Bank of Southern Indiana ("Community Bank") from 1987 until 2004. The Company appreciates Mr. Robinson's many years of dedicated service to the Company and to the Bank.

      Prior to Mr. Robinson's retirement, the Board of Directors was composed of ten directors, four of whom held terms expiring at the Annual Meeting, three of whom held terms expiring at the annual stockholders' meeting in 2006 and three of whom held terms expiring at the annual stockholders' meeting in 2007. With Mr. Robinson's retirement, there remained only two directors serving in the class whose term expires in 2006. In order to equalize the three classes of directors, the Board of Directors, as permitted by the Company's Articles of Incorporation and Bylaws, has reduced the total number of directors to nine with three directors in each class. Consequently, while the terms of four directors will expire at the Annual Meeting, that class will, as of the Annual Meeting, only have three positions to be filled. Mr. Robinson's seat on the Board of Directors remains vacant.

      George M. Ballard, Dale L. Orem, James D. Rickard and Steven R. Stemler are currently serving as directors in the class of directors whose terms expire at the Annual Meeting, and each of Messrs. Ballard, Orem and Rickard have been nominated for election as directors at the Annual Meeting for terms extending until our 2008 annual stockholders' meeting (or until their successors have been elected and qualified). While the Board of Directors has the authority to fill the vacancy created by Mr. Robinson's retirement, it has chosen instead to ask the stockholders to fill such vacancy by electing a director at the Annual Meeting. Consequently, the Board of Directors has nominated Steven R. Stemler for election as director at the Annual Meeting for a term equal to the remainder of Mr. Robinson's term, extending until our 2006 annual stockholders' meeting.

      Each of the nominees has agreed to serve as a director if elected. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of these nominees. If any of them should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed above may not be able to serve as a director if elected.

      Nominees and Continuing Directors

      The following biographies show the age and principal occupations during the past five years of each of the nominees for director and each director whose term continues beyond the Annual Meeting. The biographies also show tenure as a director of our subsidiaries, including Community Bank. Ages are shown as of March 11, 2005.

      Each of the Nominees and continuing Directors, except George M. Ballard, is also a director of Community Bank. Mr. Ballard serves as a member of Community Bank's Nelson County Business Development Board.

           Nominees for Director for Three-Year Terms Expiring in 2008

George M. Ballard (Age 57)

      >>    Director of the Company since 2001.

            >> Served as a director of Community Bank of Kentucky, Inc. until its merger with Community Bank in 2003. Currently serves on the Community Bank Nelson County Business Development Board.

      >> Vice-President and partial owner of TEBCO, Inc., a farming and real estate partnership, since 1971.

      >> President and partial owner of Ballard Brothers, Inc., a farming and real estate partnership, since 1998.

      >> President and partial owner of Culpepper VII, LLC, a farming and real estate partnership, since April, 2002.

      >>    Member of the Bellarmine University Alumni Board since 1998.

Dale L. Orem (Age 66)

      >>    Director of the Company since 1997.

            >> Served as a Director and Chairman of the Board of Heritage Bank of Southern Indiana ("Heritage Bank") from its formation in 1996 until its merger with Community Bank in 2002 and currently serves as a Director and Vice-Chairman of the Board of Community Bank.

      >>    Former mayor of Jeffersonville, Indiana.

      >>    Retired  member of an  officiating  team for the  National  Football
            League.

      >>    Director, Integrity Capital Corp. of Indiana.

James D. Rickard (Age 51)

      >> Director, President and Chief Executive Officer of the Company since 2000.

            >> Director of Community Bank since 2000. Served as President of Community Bank from October, 2000 until March, 2002.

            >> Served as a director of Community Bank of Kentucky, Inc. from 2000 until its merger with Community Bank in 2003. Currently serves on the Community Bank Nelson County Business Development Board.

      >>    Formerly  President  and  Chief  Executive  Officer  of the  Corbin,
            Kentucky office of Union Planters Bank from 1997 until 2000 (a successor in interest to First National Bank of Corbin, for which Bank and its parent corporation, Southeast Bancorp, Inc., Mr. Rickard served as a Director, President and Chief Executive Officer from 1990 until 1997).

The Board of Directors recommends that you vote FOR the election of each of the nominees for Director for a term expiring in 2008.

             Nominee for Director for One-Year Term Expiring in 2006

Steven R. Stemler (Age 44)

      >>    Director of the Company since 1997.

            >> Director of Community Bank since 2002 having previously served as a Director of Heritage Bank from 1996 until 2002.

      >> President and co-owner of Stemler and Sons Plumbing, Inc., a plumbing contracting business located in Jeffersonville, Indiana.

      >> Owner of Stemler Irrigation, an irrigation contracting business located in Jeffersonville, Indiana.

      >>    Serves as a Commissioner with the State of Indiana Ports of Indiana.

      >>    President   of   the   River   Ridge   Development    Authority   of
            Jeffersonville, Indiana.

The Board of Directors recommends that you vote FOR the election of the nominee for Director for a term expiring in 2006.

             Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2006

Gordon L. Huncilman (Age 48)

      >>    Director of the Company since 1997.

            >>    Director of Community Bank since 1994.

      >> Associated with (and partial owner of) Bert R. Huncilman & Son, Inc., a manufacturing company located in New Albany, Indiana, since 1978, most recently as President and CEO.

      >>    Director of Rauch, Inc., since September, 1997.

      >> Partial owner of Huncilman Enterprises, a real estate partnership, and Huncilman, Inc., an assembly firm, both of which are located in New Albany, Indiana.

      >>    Member of the New Albany Floyd County School Corporation since 2004.

Timothy T. Shea (Age 61)

      >>    Director of the Company since its formation in 1994.

            >>    Director of Community Bank since 1986.

            >> Served as a Director of Community Bank of Kentucky, Inc. from 2002 until its merger with Community Bank in 2003. Currently serves on the Community Bank Nelson County Business Development Board.

      >> Formerly Chief Operating Officer of Vermont American Corp., a manufacturer and marketer of power tool accessories and home storage products located in Louisville, Kentucky (retired May 1, 2001).

      >> Partner in Shea and Young, a real estate investment company located in New Albany, Indiana, since January, 1993.

                      Directors Whose Terms Expire in 2007

Gary L. Libs (Age 53)

      >>    Director of the Company since its formation in 1994.

            >>    Director  (since  1989) and  Chairman of the Board (since May,
                  2002) of Community Bank.

      >> President, Chief Executive Officer, and owner of Libs Paving Co., Inc., Floyds Knobs, Indiana, since 1972.

      >> President and Chief Executive Officer of Asphalt Supply Co., Jeffersonville, Indiana, since 1992.

Kerry M. Stemler (Age 47)

      >>    Director of the Company since 1997.

            >>    Director of Community Bank since 1994.

      >> President and sole owner of KM Stemler Co., Inc., a construction company located in New Albany, Indiana, since 1981.

      >> 50% ownership of KM Stemler Trucking, Inc., a commercial carrier located in New Albany, Indiana.

      >> 25% ownership of Broadway Properties, LLC, a commercial real estate company located in southern Indiana.

      >> 50% ownership in K&M, LLC, a real estate company located in southern Indiana.

      >> 50% ownership in KM Stemler Developers LLC, a commercial property development located in southern Indiana.

R. Wayne Estopinal (Age 49)

      >>    Director of the Company since 2004.

            >> Director of Community Bank since 2002, having previously served as a Director of Heritage Bank from 1996 until its merger with Community Bank in 2002.

      >> Founder, President, and 70% owner of The Estopinal Group, Inc., an architectural firm, located in Jeffersonville, Indiana.

      Kerry M. Stemler and Steven R. Stemler are cousins. The foregoing is the only "family relationship" between any Directors or Executive Officers or person nominated or chosen to become Director or Executive Officer. "Family
Relationship" means a relationship by blood, marriage or adoption not more remote than first cousin.

      None of the Nominees or continuing Directors is a Director of any Company (apart from the Company) with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.

      Board Meetings and Committees

      Regular meetings of the Board of Directors of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 12 meetings during the year ended December 31, 2004. All of the directors attended at least 75% of all the meetings of the Company Board of Directors and the committees on which they served during the year ended December 31, 2004.

      The Board of Directors of the Company has a standing Executive Committee, Audit Committee, Nominations Committee, and Compensation Committee. The following table shows the full board of directors and the current membership of these Board committees:

                         Executive      Audit       Compensation    Nominations

George M. Ballard                       X
R. Wayne Estopinal
Gordon L. Huncilman                     X
Gary L. Libs             X              X           X               X
Dale L. Orem
James D. Rickard         X
Timothy T. Shea          X              X           X               X
Kerry M. Stemler         X              X           X               X
Steven R. Stemler                       X

All Company directors apart from Messrs. Orem and Rickard are "independent directors" as defined by the rules of the National Association of Securities Dealers ("NASD").

      The Executive Committee has the authority to exercise the powers of the Board of Directors of the Company in the intervals between meetings of the Board and meets as necessary to oversee the business of the Company. The Executive Committee met 9 times in 2004.

      The members of the Audit Committee of the Company serve in a dual capacity as the Audit Committee of the Company and of Community Bank. Five meetings of this Committee were held during 2004, with the Committee having met with Crowe Chizek and Company LLC during one of the meetings. The Board of Directors has adopted a written charter for the Audit Committee, which describes its functions. These functions are discussed below in the subsection "Report of the Audit Committee" under the heading "Ratification of Appointment of Auditors." The Audit Committee members for 2004 were Messrs. Ballard, Huncilman, Libs, Shea, K. Stemler, and S. Stemler. All members of the Audit Committee are independent as defined by the rules of the NASD. The Board of Directors has determined that Timothy T. Shea is a "financial expert" as defined in Item 401(h) of Securities and Exchange Commission ("SEC") Regulation S-K. In addition to overseeing the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, and pre-approving all related party transactions, the Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee has established a toll-free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest and dishonest or unethical conduct; disclosures in the Company's SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of the Community Bank Shares of Indiana Code of Ethics policy; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee upon receipt.

      The   Compensation   Committee  is  responsible   for   establishing   the
compensation  and  compensation   policies  for  key  executive  officers.   The
Compensation Committee met 5 times in 2004.

      On February 22, 2005, the Board of Directors determined that the members of the Board of Directors Executive Committee who are independent as defined by NASD rules would constitute a Nominations Committee. The Nominations Committee's purpose is to assist the Board of Directors in fulfilling the Board's oversight responsibilities by (1) identifying individuals qualified to serve on the Board;
(2) reviewing the qualifications of the members of the Board and recommending nominees to fill vacancies on the Board; and (3) recommending a slate of nominees for election or reelection as directors by the Company's stockholders at the annual meeting to fill the seats of directors whose terms are expiring. The Nominations Committee is currently composed of Messrs. Shea, Libs and Kerry Stemler. All of said individuals are "independent" as defined by NASD rules. Mr. Shea, as Chairman of the Executive Committee, serves as the Nominations Committee's chairman.

      A charter for the Nominations Committee has not yet been adopted, although the Board of Directors is in the process of developing a Nominations Committee Charter. The charter will, among other things, govern how stockholders may recommend director candidates to the Nominations Committee. The Board of Directors anticipates the Nominations Committee Charter will adopt the following procedure for stockholder recommendations of nominees to the Nominations
Committee:

      Written communications submitted by stockholders recommending the nomination of a person to be a member of the Company's Board of Directors would be required to be sent to the Secretary of the Company at the Company's principal executive offices. The Secretary would then forward the communications to the chairman of the Nominations Committee for consideration. The Nominations Committee would be required to consider Director candidates who have been identified by other Directors or the Company's stockholders but would have no obligation to recommend such candidates for nomination. Stockholders who submit Director recommendations would be required to include the following: (1) a detailed resume outlining the candidate's knowledge, skills and experience; (2) a one-page summary of the candidate's attributes, including a statement as to why the candidate would be an excellent choice for the Board; (3) a detailed resume of the stockholder submitting the Director recommendation; and (4) the number of shares of Common Stock held by the stockholder, including the dates such shares were acquired.

      The Nominations Committee does not currently have a formal policy with regard to consideration of any director candidates recommended by security holders as such process has been governed by the Company's Articles of Incorporation. Currently, the Company's Articles of Incorporation set forth a formal procedure by which stockholders may nominate candidates for election to the Board of Directors and require such candidates be included on the ballot for election of directors. Article VII. D. of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors, to be made only by a stockholder who has complied with the notice provisions in that Article. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no less than (1) with respect to an annual meeting of stockholders, sixty (60) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting; and (2) with respect to a special meeting of stockholders for the election of directors, no later than the close of business on the tenth (10(th)) day following the date on which notice of such meeting is first given to stockholders.

      The Articles of Incorporation require that each written notice of a stockholder nomination shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (2) as to the stockholder giving the notice
(A) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (B) the class and number of shares of the Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. If nominations are made in accordance with such process, such nominee is required to be included on the ballot for election as a Director. No nominations were made for the Annual Meeting using this process.

      The Board of Directors is recommending the repeal of this nomination process and intends instead to adopt a stockholder nomination process whereby stockholders may suggest persons for the Nominations Committee to consider as nominees for the Company Board of Directors. See Proposal 2.B. - Repeal Article
VII. D. of the Company's Articles of Incorporation to Remove Director Nomination Process from Articles of Incorporation.

      Neither the Board of Directors nor the Nominations Committee has adopted any specific, minimum qualifications that must be met by Nominations Committee-recommended nominees for the Board of Directors. While the Nominations Committee looks at a variety of factors in evaluating nominees, it has not adopted any specific qualities or skills for a candidate it believes are necessary. In determining what candidates it should nominate for election to the Board of Directors, the Nominating Committee considers the following:

            1. Decisions for recommending candidates for nomination shall be based on merit, qualifications, performance, character and integrity and the Company's business needs and shall comply with the Company's anti-discrimination policies and federal, state and local laws;

            2. The composition of the entire Board shall be taken into account when evaluating individual directors, including: the diversity, depth and breadth of knowledge, skills, experience and background represented on the Board; the need for financial, business, financial industry, public company and other experience and expertise on the Board and its committees; and the need to have directors work cooperatively to further the interests of the Company and its stockholders;

            3. Candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties as director;

            4. Candidates shall be willing and able to devote the time necessary to discharge their duties as a director and shall have the desire and purpose to represent and advance the interests of the Company and stockholders as a whole; and

            5.    Any other criteria the Nominations Committee deems important.

      The Nominations Committee will apply the same procedure for evaluating nominees for Director, regardless of the source of identification of such nominee, including whether or not the nominee was recommended by a stockholder, current Director, officer or other source. Under the current Articles of Incorporation, the Company is required to include on the ballot at the annual meeting any stockholder nominee if the nomination is made in strict compliance with Article VII.D.

      The Board of Directors met two times in its capacity as the Company nominating committee during 2004 and a Nominations Review Committee previously appointed by the Board also met twice during 2004, prior to the recent decision to have the independent members of the Executive Committee serve as the Nominations Committee. Each of the nominees for Director named in this proxy statement is currently serving as a director and has been recommended for reelection by the members of the Nominations Committee and the full Board of Directors.

Communications with Stockholders

      The Company does not have a formal process for stockholders to send communications to the Board of Directors. As a community banking organization, the Board of Directors has not viewed it necessary to adopt a formal process; all directors are open to receiving communications from stockholders. Our Board of Directors welcomes communications from our stockholders. Stockholders may communicate with any member of the Board of Directors, including the chairman of any committee, an entire committee, only independent Directors or all Directors as a group, by sending written communications to:

               Corporate Secretary
               Community Bank Shares of Indiana, Inc.
               101 West Spring Street
               New Albany, Indiana 47150

      A stockholder must include his or her name and address in any such written communication and indicate whether he or she is a Company stockholder.

      The  Corporate  Secretary  will  compile  all  communications,   summarize
lengthy, repetitive or duplicative communications and forward them to the appropriate Director or Directors. Complaints regarding accounting, internal controls or auditing will be forwarded to the chair of the Audit Committee. The Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances to Directors, but will instead forward them to the appropriate department within the Company for resolution. The Corporate Secretary will retain a copy of such communications for review by any Director upon his or her request.

      While not a policy, it is our practice that directors attend the annual meeting of stockholders. At our 2004 Annual Meeting of Stockholders, all of the directors were in attendance.

Code of Ethics

      Ethical business conduct is a shared value of the Company's Board of Directors, management and employees. The Company Code of Ethics applies to the Board of Directors as well as all employees and officers, including the principal executive officer, principal financial officer and principal accounting officer.

      The Code of Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to the Company's business. The Company encourages all employees, officers and Directors to promptly report any violations of the Code of Ethics to the appropriate persons identified in the Code. A copy of the Company's Code of Ethics is available through the Investor Relations section of the Company's website at the following address: www.cbinonline.com.

Executive Sessions of the Board

      Non-management Directors meet in executive sessions without management. "Non-management" directors are all those who are not officers of the Company or a subsidiary and may include Directors who are not "independent" as determined under NASD rules by virtue of a material relationship with the Company or a family relationship (though no such Directors are currently Board members). Executive sessions are led by a "Presiding Director" and are held at least twice annually held in conjunction with regularly scheduled Board meetings. Other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Timothy T. Shea has been designated as the Presiding Director.

Executive Officers Who Are Not Directors

      Set forth below is information about our executive officers who do not serve as Directors, including their business experience for at least the past five years and their ages as of March 11, 2005. Officers of the Company are elected annually by the Board of Directors for a term of one year or until their successors are elected and qualify.

      George (Gray) Ball, age 65, is a Senior Vice-President of the Company, a position he has held since 1998. He has been in the financial services industry for 37 years, and joined the Company on December 30, 1997. Mr. Ball served as Vice-President, Commercial Loans, Regional Loan Manager for PNC Bank prior to joining the Company.

      Chris Bottorff, age 38, was appointed a Senior Vice-President of the Company in August, 2002. He also serves as the President of the Kentucky Market Banking Division of Community Bank. Mr. Bottorff served as the President of and was a director of Community Bank of Kentucky, Inc. before the bank merged with Community Bank in 2003. Prior to joining the Company, Mr. Bottorff was a commercial banker with Fifth Third Bank from 1996 until 2002.

      Jeffrey Cash, age 43, was appointed Senior Vice-President, Audit and Risk Management, in January, 2003. He has served as internal auditor for the Company since 2000 and served as Vice-President, Retail for Community Bank from 1999 until his appointment as the Company's internal auditor, and as Vice-President, Commercial Lending for Community Bank from 1997 until 1999.

      Kevin Cecil, age 50, a Senior Vice-President of the Company, was appointed to that position in April, 2002. He is a director of Community Bank, having been elected in December, 2001 and also serves as the President of the Indiana Market Banking Division of Community Bank, a position that he has held since August, 2003, and Chief Executive Officer, a position that he has held since August, 2001. Mr. Cecil was employed by The Bank - Oldham County from April, 2001 until August, 2001 as Executive Vice-President and Senior Loan Officer, and by PNC Bank from January, 1977 until March, 2001 as Senior Vice-President and Indiana Market Manager.

      Paul Chrisco, age 36, was appointed Senior Vice-President, Chief Financial Officer in 2001. Previous to that time, he was Vice-President, Chief Financial Officer of the Company from 2000 to 2001, Chief Accounting Officer from 1999 to 2000 and Controller from 1997 to 1999. He was employed as Controller at AmBank Indiana before joining the Company.

      Robert McIlvoy, age 44, is a Senior Vice-President of the Company, a position he has held since December 2001, having previously served as Vice-President from April 2001 until December 2001. Prior to joining the Company, he was employed by Fifth Third Bank as an Assistant Vice-President and Banking Center Manager from January, 2000 until March, 2001. He was employed by Technical Search and Recruiters as an executive recruiter from 1995 through 1999. Mr. McIlvoy served as a Vice-President and Regional Manager at PNC Bank until his departure from there in 1995.

      M. Diane Murphy, age 55, is a Senior Vice-President of the Company, a position she has held since 1996. She served as Vice-President of Community Bank from 1989 until November, 1994, and as Senior Vice-President of Community Bank from November, 1994 until April, 2000 when she also became the Chief Human Resources Officer. Ms. Murphy has been affiliated with Community Bank since 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16") requires Company Directors, Executive Officers, and persons who own more than 10% of our Common Stock (currently there are no such persons) (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During 2004, the Company believes (based solely upon a review of such reports received by it or written representations from certain reporting persons that no Form 5 reports were required for these persons) all reports required by Section 16 with respect to Reporting Persons were filed on a timely basis with the exception of the following:

       George (Gray) Ball made one late filing on Form 4 covering 1 transaction. Chris Bottorff made one late filing on Form 4 covering 1 transaction. Jeffrey Cash made one late filing on Form 4 covering 1 transaction.
       Kevin Cecil made one late filing on Form 4 covering 1 transaction.
       Paul Chrisco made one late filing on Form 4 covering 1 transaction.
       Diane Murphy made one late filing on Form 4 covering 1 transaction.
       James D. Rickard made one late filing on Form 4 covering 1 transaction.

Stock Ownership by Directors and Executive Officers

      The following table shows, as of March 11, 2005, the amount of our Common Stock that is beneficially owned by the members of the Board of Directors and the Executive Officers of the Company identified under "Executive Compensation:
Summary Compensation Table" below and by the Directors and all Executive Officers of the Company as a group.

                                Amount and Nature of
                                Beneficial Ownership of
                                Common Stock as of          Percent
Name of Beneficial Owner        March 11, 2005 (1) (2)      of Class (2)
George M. Ballard                       7,566(3)                 *
R. Wayne Estopinal                      3,996(4)                 *
Gordon L. Huncilman                     3,716(5)                 *
Gary L. Libs                           90,771(6)              3.46%
Dale L. Orem                           10,359(7)                 *
James D. Rickard                       21,925(8)                 *
Timothy T. Shea                        97,179(9)              3.70%
Kerry M. Stemler                       37,138(10)             1.42%
Steven R. Stemler                       2,145(11)                *
Kevin Cecil                             7,569(12)                *
Christopher Bottorff                    7,587(13)                *
Paul A. Chrisco                        12,242(14)                *

Total of all Directors and
Executive Officers as a
Group                                 349,333                13.32%

----------
(1) All entries based on information provided to the Company by its Directors and Executive Officers.

(2) For purposes of this table, a person is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares, or if he has the right to acquire the shares under options which are exercisable currently or within 60 days of March 11, 2005. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

      Shares of Common Stock attributed to a named person by virtue of options exercisable currently or within sixty days are deemed outstanding for purposes of computing the percentage of outstanding shares of Common Stock owned by such persons (and for all Directors and Executive Officers as a group) but are not deemed outstanding for purposes of computing the percentage of any other person.

      An asterisk indicates that the subject person holds less than 1% of the outstanding shares of Common Stock.

(3)   Includes 1,536 shares held in Mr. Ballard's IRA.

(4)   All of such shares are owned jointly by Mr. Estopinal and his spouse.

(5) Includes 2,048 shares held in Mr. Huncilman's IRA, and 1,668 shares held in his spouse's IRA.

(6)   Includes 21,677 shares owned jointly by Mr. Libs and his spouse.

(7) Includes 1,760 shares owned jointly by Mr. Orem and his spouse, 1,998 shares held in Mr. Orem's IRA, and 6,600 shares Mr. Orem has the right to acquire under vested stock options that Mr. Orem has not exercised.

(8) Includes 1,911 shares that are owned jointly by Mr. Rickard and his spouse, 1,314 shares held in the Company's ESOP on behalf of Mr. Rickard, and 18,700 shares Mr. Rickard has the right to acquire under vested stock options that Mr. Rickard has not exercised.

(9) Includes 16,601 shares owned jointly by Mr. Shea and his spouse, and 41,022 shares in the C. Thomas Young Family Trust, of which Mr. Shea serves as a co-trustee.

(10) Includes 25,190 shares owned jointly by Mr. Kerry M. Stemler and his spouse, 3,945 shares held in Mr. Stemler's IRA and 3,052 shares held in his spouse's IRA.

(11) All of such shares are owned jointly by Mr. Steven R. Stemler and his spouse.

(12) Includes 1,600 shares owned jointly by Mr. Cecil and his spouse, 443 shares held in the Company's ESOP on behalf of Mr. Cecil and 5,500 shares of vested stock options that Mr. Cecil has not exercised.

(13) 275 shares held in the Company's ESOP on behalf of Mr. Bottorff, 196 shares held in the Company's ESOP on behalf of Mr. Bottorff's spouse, 5,500 shares Mr. Bottorff has the right to acquire under vested stock options that Mr. Bottorff has not exercised, and 1,100 shares Mr. Bottorff's spouse has the right to acquire under vested stock options that she has not exercised.

(14) Includes 1,111 shares held in the Company's ESOP on behalf of Mr. Chrisco and 11,000 shares Mr. Chrisco has the right to acquire under vested stock options that Mr. Chrisco has not exercised.

      Messrs. Libs and Shea serve as trustees of the Community Bank Shares of Indiana, Inc. Employee Stock Ownership Plan (the "ESOP"). Under the ESOP, the trustees must vote all shares held in the ESOP which have been allocated to participating employees' accounts in accordance with the instructions of the participating employees, and allocated shares (42,461) for which employees do not give instructions, and unallocated shares (215), will be voted in the same ratio on any matter as to those shares for which instructions are given.

      Executive Compensation

      Summary Compensation Table

      The following table summarizes compensation information for the President and Chief Executive Officer of the Company, two of the Senior Vice-Presidents of the Company and the Chief Financial Officer of the Company:

-------------------------------------------------------------------------------------------------------------------------------
                                            Annual Compensation                   Long-Term Compensation
                                    ------------------------------------   -----------------------------------
                                                                                   Awards       Payouts
                                                                           -----------------------------------
                                                               Other       Restricted     Shares
                                                               Annual         Stock      Underlying     LTIP         All Other
 Name and Principal                 Salary        Bonus     Compensation     Award(s)     Options      Payouts     Compensation
      Position            Year        ($)          ($)          ($)            ($)          (#)          ($)            ($)
-------------------------------------------------------------------------------------------------------------------------------
James D. Rickard,         2004      228,800           0                                  2,000                          543
President and Chief
Executive Officer
-------------------------------------------------------------------------------------------------------------------------------
                          2003      220,000           0                                                               4,298
-------------------------------------------------------------------------------------------------------------------------------
                          2002      200,000           0                                                               4,298
-------------------------------------------------------------------------------------------------------------------------------
Kevin J. Cecil,
Senior Vice President     2004      110,000           0                                  2,000
-------------------------------------------------------------------------------------------------------------------------------
                          2003      103,000           0
-------------------------------------------------------------------------------------------------------------------------------
                          2002      102,349           0
-------------------------------------------------------------------------------------------------------------------------------
Christopher
L.Bottorff,
Senior Vice
President                 2004      112,000           0                                  2,000
-------------------------------------------------------------------------------------------------------------------------------
                          2003      100,000      10,000(3)                               4,000
-------------------------------------------------------------------------------------------------------------------------------
                          2002       36,246(2)        0
-------------------------------------------------------------------------------------------------------------------------------
Paul A. Chrisco,
Chief Financial
Officer                   2004      100,000           0                                  2,000
-------------------------------------------------------------------------------------------------------------------------------
                          2003       92,000           0
-------------------------------------------------------------------------------------------------------------------------------
                          2002       85,000
-------------------------------------------------------------------------------------------------------------------------------

(1) The amount of "All Other Compensation" for Mr. Rickard represents: calendar year 2002-2004, annual long-term disability premiums in the amount of $543; and 2002 and 2003, life insurance and long-term disability premiums of $3,755.

(2)   This salary was paid to Mr. Bottorff from August through December, 2002.

(3)   Mr. Bottorff received a sign-on bonus paid in January, 2003.

      The following table provides information about the unexercised options held at December 31, 2004 by the Executive Officers named in the above summary compensation table. Mr. Rickard, Mr. Cecil, Mr. Bottorff, and Mr. Chrisco did not exercise any options during 2004 and they did not hold or exercise stock appreciation rights ("SARS") during 2004. The value of the unexercised, in-the-money options is calculated based on the difference between the respective exercise prices for the named persons ($13.50 to $22.25 per share) and the price of the Common Stock as of December 31, 2004 as reported by the Nasdaq Small Cap Market automated quotation system ($21.40).

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

-------------------------------------------------------------------------------------------------------------
                                                       Number of Securities          Value of Unexercised
                                                      Underlying Unexercised             In-the-Money
                            Shares                          Options at                    Options at
                           Acquired      Value         December 31, 2004 (#)          December 31, 2004 ($)
                          On Exercise   Realized   ----------------------------------------------------------
      Name                   (#)          ($)      Exercisable   Unexercisable    Exercisable   Unexercisable
-------------------------------------------------------------------------------------------------------------
James D. Rickard                                      16.500         1,500          $117,975          $0
-------------------------------------------------------------------------------------------------------------
Kevin J. Cecil                                         4.500         1,500          $23,175           $0
-------------------------------------------------------------------------------------------------------------
Christopher L. Bottorff                                4,500         1,500          $20,775           $0
-------------------------------------------------------------------------------------------------------------
Paul A. Chrisco                                        7,500         1,500          $47,675           $0
-------------------------------------------------------------------------------------------------------------

Compensation of Directors

      Each Director of the Company, with the exception of James D. Rickard, receives compensation of $600 for attendance at each regularly scheduled meeting of the Board of Directors and $250 for attendance at any specially called Board meeting or any meetings of a committee on which the Director serves. Each Director who is Community Bank director also receives fees in a like amount for attendance at any meetings of the Board of Directors or committees of Community Bank. The Chairman of the Board of Directors of the Company receives an additional fee of $1,000 per month.

      Timothy T. Shea, the Chairman of the Board of Directors, received chairman fees totaling $12,000 ($1,000 per month), committee fees in the amount of $4,000, and fees totaling $20,650 for service as a director of the Company and Community Bank and for service on the Community Bank Nelson County Business Development Board.

      Defined Benefit Pension Plan

      The Company previously made available to all employees of the Company and its affiliates who had attained the age of 21 and completed one year of service with the Company or one of its affiliates, a defined benefit non-contributory pension plan. The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility. James D. Rickard, Kevin J. Cecil, Christopher L. Bottorff, and Paul A. Chrisco are not participants in this plan.

      The following table sets forth estimated annual benefits payable to a plan participant born in 1940, upon retirement at age 65 under the Company's Pension Plan based upon various levels of compensation and years of service.

                                Years of Service

           Salary               10         15         20         25         30

          $ 20,000           $ 3,000    $ 4,500    $ 5,250    $ 6,000    $ 6,750

          $ 30,000           $ 4,500    $ 6,750    $ 7,875    $ 9,000    $10,125

          $ 50,000           $ 7,825    $11,738    $13,775    $15,813    $17,850

          $ 75,000           $13,200    $19,800    $23,588    $27,375    $31,163

          $100,000           $18,575    $27,863    $33,400    $38,938    $44,475

          $150,000           $29,325    $43,988    $53,025    $62,063    $71,100

      The indicated amounts in the above table assume that participants elect the normal retirement form of benefit. Such amounts do not reflect the minimum benefit that would affect only those participants who were in the plan before 1994 and whose earnings before 1994 exceeded $150,000.

      Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of salary, subject to deduction for social security or other offset amounts. The Pension Plan provides for an early retirement option with reduced benefits for eligible participants who exceed 55 years of age. Employee benefits vest 100% after six years of service. Contributions in the amount of $40,000 were made for calendar year 2004.

      At the time of its acquisition by the Company, Community Bank of Kentucky, Inc. participated in a multi-employer defined benefit plan which was fully funded, with no future funding to be required by Community Bank of Kentucky, Inc. Future enrollment and benefit accruals under the defined benefit plan were frozen in calendar year 1998. Existing excess funding will be divided among and become a part of benefits to the eligible participants.

Report of the Compensation Committee

      The Compensation Committee of the Board of Directors has furnished the following report:

      The Compensation Committee's goal is to establish compensation packages for Executive Officers, consisting of salary, bonus, stock options and other employee benefits. The total compensation has been designed to attract the most qualified talent, motivate such persons to reach their highest level of achievement, reward sustained superior performance, and retain those senior managers whose competencies are prerequisite to shareholder value appreciating over the long term. The Compensation Committee is also responsible for the awarding of stock grants and options under the Community Bank Shares of Indiana, Inc. Stock Incentive Plan, which was adopted in 1997. The Compensation Committee is also responsible for the awarding of the performance units under the Performance Units Plan which was approved at the 2003 Annual Stockholder's meeting. There were no performance units awarded in 2004. The Committee shall also be responsible for the administration of (and making of awards under) the Stock Award Plan if adopted by Stockholders at the Annual Meeting.

      The  Committee  periodically  reviews  each  component  of  the  Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The Committee places significant weight on the recommendations of the Chief Executive Officer, as well as economic conditions and peer group compensation surveys, to provide additional information to support the compensation planning process.

      Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. No bonuses were earned for calendar year 2004.

      Mr. Rickard's salary as Chief Executive Officer was determined and negotiated by the Compensation Committee at the time of his hiring. Based on overall performance, and not based on any measurement of corporate performance, Mr. Rickard's salary for calendar year 2004 was $228,800. Mr. Rickard did not receive any additional stock options or a bonus during calendar year 2004.

                             COMPENSATION COMMITTEE
                 Timothy T. Shea, Chairman        Kerry M. Stemler
                 Gary L. Libs

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

      The following graph sets forth the Company's cumulative stockholder return (assuming reinvestment of dividends) as compared to the Standard and Poor's 500, the Russell 2000, and the SNL $500,000,000 - $1,000,000,000 Bank Index over a five-year period beginning December 31, 1999.

                     Community Bank Shares of Indiana, Inc.

                              [LINE GRAPH OMITTED]

                                                                       Period Ending
                                           --------------------------------------------------------------------
Index                                      12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
----------------------------------------------------------------------------------------------------------------
Community Bank Shares of Indiana, Inc.      100.00       81.80       103.15      104.47      157.13      170.99
S&P 500*                                    100.00       91.20        80.42       62.64       80.62       89.47
Russell 2000                                100.00       96.98        99.39       79.03      116.38      137.71
SNL $500M-$1B Bank Index                    100.00       95.72       124.18      158.54      228.61      259.07

      *Last year we used the S&P 500, the Russell 2000, and the SNL $500M-$1B Bank Index for this comparison. We will use the Russell 2000 and the SNL $500M-$1B Bank Index in future comparisons.

      Employment and Retirement Agreements

      James D. Rickard Employment Agreement. The Company has an employment agreement, dated July 26, 2000, with James D. Rickard pursuant to which, beginning August 15, 2000, he is employed as our President and Chief Executive Officer. The employment agreement had an initial term of two years, and has been (and will continue to be) extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      During the term of the employment agreement, Mr. Rickard is entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Company, including life, medical, dental and disability insurance coverage, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors.

      During the term of the agreement, we are required to obtain and maintain term life insurance for Mr. Rickard with a death benefit of a least two (2) times Mr. Rickard's base salary, up to a maximum benefit of $500,000, with such beneficiary as may be determined by Mr. Rickard.

      During the term of the agreement, we must also provide Mr. Rickard with additional coverage for supplemental long term disability insurance.

      We have the right, at any time upon prior notice of termination, to terminate Mr. Rickard's employment for any reason, including without limitation termination for cause, disability or retirement, and Mr. Rickard has the right, upon prior notice of termination, to terminate his employment for any reason.

      We may terminate our employment agreement with Mr. Rickard with or without cause. Mr. Rickard will be entitled to the following severance benefits under the employment agreement if, prior to a Change in Control of the Company, we terminate his employment agreement without cause, or he terminates his employment because we have materially breached the employment agreement and failed to cure the material breach within fifteen (15) days after we have received written notice of the breach:

      o In equal monthly installments beginning with the first business day of the month following the date of termination, a cash severance amount equal to the Base Salary which Mr. Rickard would have earned over the remaining term of his agreement as of his date of termination.

      o Continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the date of termination. Should Mr. Rickard be prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees, we will be required to arrange to provide Mr. Rickard with benefits substantially similar to those which Mr. Rickard would have received had his employment continued throughout such period to the extent such benefits can be provided at a commercially reasonable cost; otherwise we must pay Mr. Rickard that portion of the premiums or other costs of such plans allocable to Mr. Rickard in the year prior to the date of termination for the expiration of the remaining term of his employment contract or the date of his full-time employment by another employer.

      A Change in Control is generally defined in the employment agreement to have occurred if there is (i) a change of control of 25% or more of the Company's outstanding voting securities or (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

      If a Change in Control occurs, we must pay Mr. Rickard in one lump sum payment an amount equal to three (3) times his Base Salary then in effect, and provide, at no cost to Mr. Rickard, for his continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate immediately prior to the Change in Control for a period ending on the earlier of 36 months from the date of such Change in Control or the date Mr. Rickard is employed by another employer on a full-time basis and under such new employment is entitled to substantially the same benefits. Similar arrangements as described above apply in the event Mr. Rickard is prohibited from such continued participation by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees. If any such payment or benefits due Mr. Rickard under the employment agreement upon a Change in Control, either alone or together with such other payments and benefits that he is entitled to receive, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the payments and benefits upon a Change in Control provided under the employment agreement shall be reduced, in the manner determined by Mr. Rickard, by an amount, if any, which is necessary so that no portion of the payments and benefits under the employment agreement shall be non-deductible by us under
Section 280G of the Code and subject to excise tax under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in such consequences under Sections 280G and 4999 of the Code as well as how disputes between us and Mr. Rickard regarding such determination shall be resolved.

      Kevin J. Cecil Employment Agreement. We also have an employment agreement with Kevin J. Cecil, President of Community Bank, Indiana Market Banking
Division and Senior Vice-President of the Company. Mr. Cecil's salary for calendar year 2004 was $110,000. Mr. Cecil's employment agreement was executed on the 22(nd) day of August, 2003, has an initial term of two years and shall extend each year for an additional year on each annual anniversary of the date of the agreement subject to the Board of Directors' approval.

      Under his employment agreement, Mr. Cecil will be entitled to the following payments and benefits in the event of a Change in Control. First, we will be required to pay Mr. Cecil in one lump sum payment, an amount equal to two (2) times each of (i) his Base Salary, (ii) his average yearly automobile allowance during the prior two (2) years, and (iii) his average yearly bonus compensation paid during the prior two (2) years, calculated as of the date of the Change of Control. Second, we will be required to provide to Mr. Cecil continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Cecil is employed by another employer on a full time basis and under such new employment is entitled to substantially the same benefits. If during this period Mr. Cecil's continued participation is prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Cecil or, if that cannot be done at a commercially reasonable cost, to pay Mr. Cecil that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Cecil under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced in the manner determined by him, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement would be non-deductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Cecil regarding such determination will be resolved.

      Christopher L. Bottorff Employment Agreement. We also have an employment agreement with Christopher Bottorff, President of Community Bank's Kentucky Market Banking Division and Senior Vice-President of the Company. Mr. Bottorff's salary for calendar year 2004 was $112,000. Mr. Bottorff's employment agreement was executed on the 28(th) day of August, 2002, for two years and shall extend each year for an additional year on each annual anniversary of the date of the agreement subject to the Board of Directors' approval.

      Under his employment agreement, Mr. Bottorff will be entitled to the following payments and benefits in the event of a Change in Control. First, we will be required to pay Mr. Bottorff in one lump sum payment an amount equal to two (2) times each of (i) his Base Salary, (ii) his average yearly automobile allowance during the prior two (2) years, and (iii) his average yearly bonus compensation paid during the prior two (2) years, calculated as of the date of the Change of Control. Second, we will be required to provide at no cost to Mr. Bottorff continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Bottorff is employed by another employer on a full time basis and under such new employment is entitled to substantially the same benefits. If during this period Mr. Bottorff's continued participation is prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Bottorff or, if that cannot be done at a commercially reasonable cost, to pay Mr. Bottorff that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Bottorff under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced, in the manner determined by him, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement would be nondeductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Bottorff regarding such determination will be resolved.

      Retirement Agreements.

      J. Robert Ellnor III, a former Senior Vice-President of the Company, retired effective January 1, 1998. Mr. Ellnor entered into a Retirement Agreement with the Company pursuant to which he receives compensation in the amount of $666 per month or $7,992 annually for life. Upon Mr. Ellnor's death, if his wife survives him this monthly payment shall be paid to Mrs. Ellnor until her death.

      In 1998 the Company entered into a supplemental retirement plan and a directors retirement agreement with Al Bowling, retired CEO of Community Bank of Kentucky, Inc. The supplemental retirement plan has a ten (10) year term and provides Mr. Bowling a monthly benefit in the amount of $822, or $9,864 annually. The director's retirement agreement has a ten (10) year term and provides Mr. Bowling with a monthly benefit of $700, or $8,400 annually.

      A director's retirement agreement with a ten (10) year term and monthly benefit of $700 or $8,400 annually is paid to the following Community Bank of Kentucky, Inc. retired directors: effective August 1, 1999 to John S. Tharp, effective January, 2000 to Robert C. Hurst, and effective November 1, 2001 to Thomas Paul Barnes. John S. Tharp, died in February, 2002 and Thomas Paul Barnes, died in August, 2003. By virtue of their deaths the widows of Messrs. Tharp and Barnes will receive the remaining monthly benefit under such retirement agreements.

      Other Transactions.

      Dale Orem Employment Agreement. Mr. Orem retired from Community Bank in May, 2003. He serves in the capacity of Vice Chairman/Director on the Community Bank Board of Directors, as a Director on the Company Board of Directors, and as a consultant to each. Mr. Orem's consulting agreement, which is dated August 29, 2003, terminates on June 19, 2005. Mr. Orem receives $3,200 per month in consulting fees.

      Compensation   Committee   Interlocks   and   Insider   Participation   in
Compensation Decisions

      One member of the Compensation Committee received fees (other than board and committee fees) totaling $60,000 or more during 2004. The Company paid KM Stemler Co., Inc. $129,793 in 2004 for snow removal and building maintenance on Company facilities. Kerry M. Stemler, a director of the Company and Community Bank, is the owner of KM Stemler Co., Inc., a construction firm.

      In addition, as discussed in the following paragraph, Directors of the Company, including the members of the Compensation Committee (Timothy T. Shea, Kerry M. Stemler, and Gary L. Libs), have loans from Community Bank that were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectivity or present other unfavorable features.

      Indebtedness of Management

      During 2004 some of the Directors and officers of the Company, and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, Community Bank. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2004, 17 of the Company or its banking subsidiary's Directors and Executive Officers and their related parties had a year end outstanding aggregate loan balance (which included any undisbursed line of credit commitments) that exceeded $60,000 in total, which amounted to $27,925,823 in the aggregate. All such loans were made in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

      Other Transactions with Management and Related Parties

      From time to time in the ordinary course of business, the Company and its subsidiaries engage in transactions with or acquire goods or services from Directors and companies they control. The Company intends that all transactions between the Company, its affiliates, and its Executive Officers, Directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. All transactions between the Company, its affiliates, and its Executive Officers, Directors, and their related interests are reviewed by the Audit Committee prior to the service being performed or the goods being purchased to insure that no conflict of interest exists.

                               PROPOSAL NUMBER TWO
           APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                            ARTICLES OF INCORPORATION

      On February 22, 2005, the Board of Directors determined that certain amendments to the Company's Articles of Incorporation are advisable and unanimously approved, subject to the requisite stockholder approval, amending and restating the Company's Articles of Incorporation as set forth in the form of Amended and Restated Articles of Incorporation attached as Appendix A to this Proxy Statement. Appendix A shows the Board of Directors' proposed changes to the Company's Articles of Incorporation, by showing language to be removed as stricken through and language to be inserted as underlined. The statements made in this proxy statement with respect to the Amended and Restated Articles of Incorporation should be read in conjunction with and are qualified in their entirety by reference to Appendix A.

      Stockholders are being asked to adopt and approve each of these proposed amendments (identified separately below are Proposals 2.A through 2.J.) which will be set forth in the Company's Amended and Restated Articles of Incorporation. The purposes and effects of the amendments are set forth below, followed by a more detailed description of each amendment and how it would operate. While the Board of Directors believes that on balance these proposals are in the best interests of the stockholders and the Company, adoption of these amendments may have certain consequences detrimental to the stockholders, as described below.

      If the stockholders approve the Amended and Restated Articles of Incorporation, the Company will file with the Secretary of State of the State of Indiana the Amended and Restated Articles of Incorporation incorporating all changes approved by the stockholders at the Annual Meeting. Adoption of all of Proposals 2.A. through 2.J. will constitute adoption of all of the Amended and Restated Articles of Incorporation, as presented. The form of Amended and Restated Articles of Incorporation will be revised to reflect any proposed amendments not approved by the stockholders. The Amended and Restated Articles of Incorporation will become effective upon the filing with the Secretary of State. The form of Amended and Restated Articles of Incorporation may be modified by the Board of Directors, to the extent permitted by Indiana law, to conform to any specific filing requirements of the Secretary of State.

      Stockholders are urged to read carefully the following descriptions and discussions of each of the proposed amendments before voting on the proposals.

A. Proposal 2.A. - Amend Article VII. C. of the Company's Articles of Incorporation to Modify the Requisite Vote and Other Procedures for Removal of Directors

      Article VII. C. of the Articles of Incorporation currently permits removal of directors only for cause by the affirmative vote of not less than two-thirds (2/3) of the votes eligible to be cast by stockholders at a meeting of stockholders called expressly for such purpose on at least thirty (30) days' prior written notice. The Articles of Incorporation currently state that cause for removal only exists when a director is (i) declared of unsound mind by an order of a court of competent jurisdiction, (ii) convicted of a felony or an offense punishable by more than one year imprisonment by a court of competent jurisdiction or (iii) deemed liable by a court of competent jurisdiction for gross negligence or misconduct in the performance of the director's duties to the Company.

      The proposed amendment of Article VII. C. would:

            o Permit the removal of directors without cause by a vote of not less than eighty percent (80%) of the outstanding voting shares of the Company;

            o Reduce the required vote of stockholders to remove a director for cause from two-thirds (2/3) to a majority of the votes eligible to be cast by stockholders at a meeting of stockholders called expressly for such purpose;

            o     Eliminate the  definition of for cause and rely instead on the
                  Indiana  Business   Corporation  Law  and  Indiana  courts  to
                  determine what constitutes cause for removal; and

            o Reduce the number of days' notice which must be given to stockholders for a meeting called to remove a director from office from thirty (30) days to ten (10) days.

      In conjunction with the Company's presently existing classified Board of Directors, the Company's Articles of Incorporation currently render more difficult an attempt to acquire control of the Company without the approval of the Company's management, as directors may currently only be removed for cause by a two-thirds vote of the eligible votes. The Articles of Incorporation also greatly limit what constitutes cause. The proposed amendment, by reducing the vote required (and the standard for) removal of a Company director for cause, makes it more possible to remove a director for cause. Moreover, though requiring the approval of eighty percent (80%) of the Company's voting shares, by making it possible for Company directors to be removed without cause the proposed amendment would present the possibility that someone who acquires voting control of the Company might remove immediately the incumbent directors who may oppose such person and to replace them with more friendly directors. The ability to remove directors without cause may have the effect of encouraging potential unfriendly bids for the Common Stock of the Company because of the ability to remove directors.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

B.  Proposal  2.B.  -  Repeal  Article  VII.  D. of the  Company's  Articles  of
Incorporation   to  Remove   Director   Nomination   Process  from  Articles  of
Incorporation

      Article VII. D. of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors, to be made only by a stockholder who has complied with the notice provisions in that Article. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no less than (1) with respect to an annual meeting of stockholders, sixty (60) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting; and (2) with respect to a special meeting of stockholders for the election of directors, no later than the close of business on the tenth (10(th)) day following the date on which notice of such meeting is first given to stockholders.

      The Articles of Incorporation require that each written notice of a stockholder nomination shall set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (2) as to the stockholder giving the notice
(A) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (B) the class and number of shares of the Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

      The Company's management believes the described process is very mechanical and cumbersome and that it is atypical for such provisions to appear in a corporation's Articles of Incorporation. Consequently, the Board of Directors has proposed an amendment to remove from the Articles of Incorporation reference to this process. The Board of Directors has placed the responsibility of nominating individuals for election as director with a Nominations Committee comprised of the independent members of the Board's Executive Committee and is in the process of adopting a process for nominations to be made by stockholders. See "Election of Directors: Board Meetings and Committees" above for a description of the nomination process. It is expected that the nominations process to be adopted will permit stockholders to recommend candidates for nomination by the Nominations Committee, but that neither the Nominations Committee nor the Board of Directors would be required to nominate any candidate recommended by a stockholder or place such candidate's name on the ballot for consideration at the meeting where directors are elected.

      Removal of the director nomination process from the Articles of Incorporation will eliminate the right of stockholders, through following the mechanical requirements of Article VII. D., of the Company's Articles of Incorporation, from forcing the Board of Directors to include a candidate nominated by a shareholder on the ballot provided at an annual meeting of Company stockholders.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

C. Proposal 2.C. - Repeal Article IX. C. of the Company's Articles of Incorporation to Remove Provisions Regarding Ability of Stockholders to Bring Business Before the Annual Meeting of Stockholders

      Article IX. C. of the Company's Articles of Incorporation provides that only such business as shall have been properly brought before an annual meeting of stockholders shall be conducted at the annual meeting. The Articles further provide that to be properly brought before an annual meeting, business must be brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a stockholder. The Articles provide that for stockholder proposals to be included in the Company's proxy materials, the stockholder must comply with all the timing and informational requirements of Rule 14a-8 under the Securities Exchange Act of 1934. For business to be properly brought before an annual meeting by a stockholder and not included in the Company's proxy materials, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company's books, of the stockholder proposing such business, and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (3) the class and number of shares of the Company which are beneficially owned by the stockholder and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (4) any financial interest of the stockholder in such business.

      Rule 14a-8 under the Securities Exchange Act of 1934 governs when the Company must include shareholder proposals in the Company's proxy materials and when the Company may exclude such proposals. While reference to Rule 14a-8 will be removed from the Articles by the proposed amendment, this rule will still govern when stockholder proposals must be set forth in the Company's proxy materials and considered at a stockholders' meeting. The Board of Directors believes Rule 14a-8 provides sufficient rights to stockholders regarding the process for and requirement to consider stockholder proposals at annual stockholders' meetings. Consequently, the Board of Directors desires to remove all of Article IX. C. of the Articles of Incorporation. Approval of this amendment will eliminate stockholders' absolute rights to bring matters before the annual meeting by following the mechanical procedures discussed above.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

D.  Proposal  2.D.  -  Repeal   Article  VIII  of  the  Company's   Articles  of
Incorporation to Remove Provisions Limiting Director Liability and Making Mandatory Indemnification of Directors

      Article VIII of the Articles of Incorporation sets forth limitations on director liability to the Company, mandatory provisions regarding indemnification of Directors and the authority of the Board of Directors to cause the Company to purchase errors and omissions insurance policies covering directors, officers, employees or agents of the Company. Management believes such provisions are customarily included in a corporation's bylaws. Consequently, the Board of Directors has added to the Company's Bylaws limitations on director liability to the Company, mandatory indemnification of directors and the authority of the Board of Directors to purchase errors and omissions insurance policies, and is proposing that Article VIII of the Articles of Incorporation be removed. The limitations on director liability and mandatory indemnification provisions in the Bylaws follow the director indemnification provisions permitted by the Indiana Business Corporation Law.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

E. Proposal 2.E. - Repeal Article IX. A. of the Company's Articles of Incorporation to Remove Provisions for Calling Special Meetings of Stockholders

      Article IX. A. of the Company's Articles of Incorporation currently provides that special meetings of stockholders may be called only by a majority of directors then in office or the Chairman of the Board or Chief Executive
Officer of the Company. The Indiana Business Corporation Law does not require these matters be set forth in the Company's Articles of Incorporation and the Company's management believes such provisions customarily appear in a corporation's bylaws. The Board of Directors has amended the Company's Bylaws to provide that special meetings of stockholders may be called by the Chairman of the Board of Directors, the Chief Executive Officer of the Company, the Board of Directors or stockholders holding twenty-five percent (25%) or more of the shares of stock entitled to vote for the election of directors. Adoption of this amendment will permit meetings to be called not only by the Company's Chairman or Chief Executive Officer but by a majority of the directors present at a Board of Directors meeting where a quorum is constituted or twenty-five percent (25%) or more of the Company's voting shares.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

               AMENDMENTS TO RESTRICTIONS ON BUSINESS COMBINATIONS

      Article X of the Company's Articles of Incorporation contains provisions which may discourage or make more difficult the acquisition of control of the Company through a tender offer, open market purchase, proxy contest or otherwise. These provisions are often referred to as "anti-takeover provisions" and are intended to discourage, or may have the effect of discouraging, certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company first to negotiate with the Company's Board of Directors. The Company's management believes that the foregoing measures, many of which are substantially similar to the takeover-related measures in effect for many other publicly-held companies, provide benefits by enhancing the Board's ability to negotiate with a person making an unfriendly or unsolicited proposal to take over or restructure the Company. The Company's management believes that these benefits outweigh the disadvantages of discouraging these proposals because, among other things, negotiation of these proposals could result in an improvement of their terms and benefit the stockholders.

      While the Board of Directors has determined to leave the general scheme of
Article X unchanged, it has proposed to amend Article X in order to clarify certain provisions and modify other provisions which discourage acquisition attempts.

      Under Article X. E. of the Articles of Incorporation, the Company has already expressly elected not to be governed by Chapter 43 of the Indiana Business Corporation Law, which contains certain statutory anti-takeover provisions. Nevertheless, the Company's Articles of Incorporation, in creating their own anti-takeover provisions, contain very similar restrictions to Chapter 43.

      Articles X. A. and X. B. of the Company's Articles of Incorporation govern any proposed "Business Combination" (defined generally to include certain sales, purchases, exchanges, leases, transfers, dispositions or acquisitions of assets or businesses, mergers or consolidations, or certain reclassifications of securities of the Company) between the Company or any subsidiaries, on the one hand, and a Related Person, on the other hand. A "Related Person" is defined generally to include any person, partnership, corporation, group or other entity (other than the Company and its subsidiaries) which is the beneficial owners of ten percent (10%) or more of the shares of the Company entitled to vote generally in an election of directors (the "Voting Shares").

      Under Article X, the Company, and any of its subsidiaries, may not engage in any Business Combination with a Related Person, or its "Affiliates" (defined generally a Person that directly, or indirectly, controls, is controlled by or is under common control with, the Person specified) or "Associates" (as defined below), unless such Business Combination is approved by:

            o (1) not less than eighty percent (80%) of the outstanding Voting Shares, voting as a separate class, and (2) a majority of the outstanding Voting Shares, excluding the shares owned by the Related Person;

            o a number of directors equal to two-thirds (2/3) of the total number of directors the Company has, assuming no vacancies, at a time prior to the Related Person acquiring ten percent (10%) or more of the Voting Shares;

            o (1) a number of directors equal to two-thirds (2/3) of the total number of directors the Company has, assuming no vacancies, and (2) a majority of the Continuing Directors after the time of such acquisition of ten percent (10%) or more of the Voting Shares of the Company by the Related Person; or

            o     Special   conditions   set  forth  in  Article  X.  B.(b)  are
                  satisfied, including a fair price paid for the shares to be acquired in the Business Combination.

F. Proposal 2.F. - Amend the Company's Articles of Incorporation to Eliminate the Article X. B.(b) Fair Price Exception to the Restrictions on Business Combinations with Related Persons

      Under Article X. B.(b), the conditions necessary to avoid the vote of eighty percent (80%) of the Company's outstanding Voting Shares and of an independent majority of stockholders include conditions providing that, upon consummation of the Business Combination, all of the Company's stockholders would receive at least a certain minimum price per share for their shares. The ratio of the price to be received by the stockholders (other than the Related Person) in the Business Combination to the market price of the Company's shares immediately before the announcement of the Business Combination would have to be at least as great as the ratio of (1) the highest per share price paid by the Related Person in acquiring any of the Company's Common Stock prior to the Business Combination to (2) the market price per share of the Company's Common Stock immediately before the initial acquisition of any shares by the Related Person. A similar condition would apply in the case of the price to be paid for any outstanding shares of the Company's preferred stock. These requirements generally are designed to ensure that the stockholders receive the benefit of any premium paid by the Related Person in acquiring any of its holdings. The price to be received by stockholders in the Business Combination also would have to be not less than the highest per share price paid by the Related Person in acquiring any of its holdings.

      Another condition required under Article X. B.(b) necessary to avoid the increased stockholder vote requirements is that the consideration to be received in the Business Combination by holders of stock (whether Common Stock or preferred stock) must be in the same form and of the same kind as the consideration paid by the Related Person in acquiring stock already owned by it (except to the extent that each individual stockholder might agree to accept consideration of a different form or kind in exchange for all or part of the shares which he owns). Thus, for example, if the Related Person had acquired its initial share interest for cash, the remaining stockholders would have to be offered cash in the Business Combination and would not have to accept stock or debt of another corporation or institution.

      In order to avoid the  supermajority  voting  requirements  of  Article X.
B.(b), the Related Person also would have to comply with certain other conditions after he acquired its ten percent (10%) interest in the Company. These conditions include the following: (1) the Related Person must ensure that the Company's Board of Directors included representation by Continuing Directors in proportion to the holdings of the other stockholders; (2) the Related Person must have refrained from acquiring additional capital stock of the Company with certain limited exceptions, and must have refrained from acquiring additional Voting Shares, or securities convertible into or exchangeable for Voting Shares, after it became a Related Person; (3) the Related Person must not have received certain specified benefits from the Company, such as loans or guarantees, and, except with the approval of a majority of the directors and a majority of the Continuing Directors, must not have made any change in the Company's business or equity capital structure or entered into any contract, arrangement or understanding with the Company; and (4) except as approved by a majority of the Directors and a majority of the Continuing Directors, there must have been no failure to pay full quarterly dividends on any outstanding Company preferred stock and no reduction in annual dividends paid on the Common Stock, and there must have been increases in annual dividends as necessary to reflect any reclassification, recapitalization, reorganization or similar transaction which has the effect of reducing the number of outstanding shares of stock. Finally, a proxy statement must have been sent to stockholders in connection with the Business Combination. Such proxy statement must contain the recommendations, if any, of the Continuing Directors, and of any investment banking firm selected by a majority of the Continuing Directors, as to the fairness of the Business Combination from the point of view of the stockholders.

      Under the Articles of Incorporation, if all of the foregoing conditions are met, the increased voting requirements described above are dispensed with and the Business Combination would require only such approval, if any, as would otherwise by required by Indiana law.

      The Board of Directors has proposed to eliminate Article X. B.(b). This amendment would, in essence, require that any Business Combination with a Related Person be either approved by: (1) eighty percent (80%) of the outstanding Voting Shares and a majority of the independent shares, (2) a number of directors equal to two-thirds (2/3) of the total number of directors the Company has prior to the Related Person acquiring ten percent (10%) or more of the Voting Shares or (3) two-thirds (2/3) of the entire Board of Directors and a majority of the Continuing Directors, as discussed above. Eliminating this fair price exception would permit the Board of Directors to act upon proposals for Business Combinations based upon all relevant facts and circumstances consistent with the exercise of their fiduciary duties. Accordingly, the elimination of
Article X. B.(b) would permit the Board of Directors to reject an acquisition proposal where the price to be paid for the shares of stock in the Company is fair as determined under the above formula. Likewise, elimination of such Article would also continue to permit the Board of Directors to approve an acquisition proposal that did not include satisfaction of the onerous set of requirements currently set forth in Article X. B.(b).

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

G. Proposal 2.G. - Amend the Definitions of "Beneficial Ownership" and "Affiliates" in Article X. A. of the Company's Articles of Incorporation to Avoid Attribution of Stock Between Relatives in Determining Who is a Related Person for Purposes of Business Combinations

      Under Article X, a Related Person is generally any person that is the beneficial owner of ten percent (10%) or more of the Voting Shares of the Company. Beneficial ownership is currently determined by a detailed and broad definition that encompasses all stock beneficially owned, voted or respecting which investment decisions are made by a Person or his Associates (including relatives) or Affiliates and all stock which such person or his Associates (including relatives) or Affiliates have the right to acquire or vote. The Board has proposed changing the definition of "beneficial ownership" to that contained in Rule 13d-3 under the Securities Exchange Act of 1934. The Board believes this definition is more similar to that used by other publicly traded companies.

      Under Article X, "Associates" is defined as:

            (1) Any corporation or organization (other than the Corporation or a Subsidiary of the Corporation) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities;

            (2) Any trust or other estate in which such Person has a 10 percent or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity;

            (3) Any relative or spouse of such Person, or any relative of such spouse who has the same home as such Person; or

            (4) Any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment advisor.

      The Board has  proposed  amending the  definition  of  "Associates"  under
Article X to include directors of a Person, clarify that "partners" of a person only includes general partners and not limited partners and eliminate clause (3) above to eliminate relatives, spouses and relatives of spouses being considered "Associates".

      The primary purpose of these definitional changes is to avoid strictly attributing the stock holdings of relatives to individuals when determining whether or not a Person is a Related Person with whom Business Combinations are restricted.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

H.  Proposal  2.H.  -  Amend  Article  X.  D.  of  the  Company's   Articles  of
Incorporation to Increase the Vote Required to Amend Article X

      Article X provides that it may not be amended or repealed without the affirmative vote of both (1) the holders of two-thirds (2/3) or more of the Voting Shares, voting separately as a class, and (2) stockholders holding a majority of the shares, excluding shares owned by any Related Person, but including the shares owned by the Related Person's Affiliates and Associates. The Board has proposed to modify the requisite votes for amending or repealing
Article X so that it may not be amended without the affirmative vote of both (1) the holders of eighty percent (80%) or more of the Voting Shares, voting separately as a class, and (2) stockholders holding a majority of the shares, excluding shares owned by any Related Person and the Related Person's Affiliates and Associates. With respect to both the current vote requirement to amend
Article X and the proposed amendment of this Proposal 2.H. increasing the vote required to amend Article X, if two-thirds of the Board of Directors, including a majority of the Continuing Directors, approves an amendment to Article X, this supermajority vote of the stockholders is not required for approval of such an amendment.

      The purpose of this amendment is to make the vote required for amending the provisions of the Articles respecting Business Combinations consistent with the vote required to approve such Business Combinations. The approval of this amendment will make the ability of a party seeking to acquire the Company to change the Business Combination restrictions more difficult as it will heighten the necessary stockholder vote to amend the Articles to circumvent or alter the restrictions on Business Combinations if incumbent management is opposed to such a change.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

I. Proposal 2.I. - Amend the Company's Articles of Incorporation to Change the Definition of "Continuing Director" in Article X and Specifically Identify Current Directors as Continuing Directors

      Under the Article X, a "Continuing Director" is a director that meets any of the following criteria: (1) an initial director of the Company, (2) a director who is unaffiliated with a Related Person and who was a member of the Board of Directors prior to the time that a Related Person acquired ten percent (10%) or more of the Voting Shares in the Company, or (3) an individual who is unaffiliated with a Related Person and who is designated before his or her initial election as a "Continuing Director" by a majority of the then Continuing Directors.

      The Board has proposed to amend the definition of "Continuing Directors" to specifically state that all the current Directors (i.e., James D. Rickard, Timothy T. Shea, Gary L. Libs, George M. Ballard, Gordon L. Huncilman, Kerry M. Stemler, Steven R. Stemler, Dale L. Orem and R. Wayne Estopinal) are Continuing Directors. Only two of the current Directors would be considered Continuing Directors without such special designation as only two of the Company's initial directors remain in office and none of the other Directors were designated as Continuing Directors prior to their election. In addition, the Board has proposed to amend the definition of "Continuing Directors" so that directors who are affiliated with an Affiliate or Associate of a Related Person cannot be designated as Continuing Directors by the Board of Directors.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

                              TECHNICAL AMENDMENTS

J. Proposal 2.J. - Amend the Company's Articles of Incorporation to Make Technical Changes Proposed by the Board of Directors

      The proposed amendments to the Articles of Incorporation include the other non-substantive housekeeping changes set forth in the form of Amended and Restated Articles of Incorporation attached to this Proxy Statement as Appendix A, including:

            o referencing the Company's new registered agent and office for service of process in Article IV;

            o clarifying in Article V. B. that the Board of Directors is authorized to issue more than one series of preferred stock;

            o eliminating the list of the Company's initial directors and their addresses, many of whom no longer serve on the Board of Directors, in the first and second literary paragraphs of
                  Article VII;

            o eliminating Article IX. B. which provides that any action permitted to be taken by the stockholders at a meeting, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the stockholders entitled to vote and filed with the Secretary of Company, as such provision is duplicative of the Indiana Business Corporation Law and the Company's Bylaws and the Board of Directors believes including such a provision in a corporation's Articles of Incorporation is atypical;

            o     altering  the  definition  of  "Business   Combination"  under
                  Article X. A.(d) to (1) eliminate redundancies in the ability of the Board of Directors to approve certain transactions and
                  (2) clarify what issuances of Common Stock to a Related Person constitute a restricted transaction;

            o including Affiliates and Associates within the definition of "Related Person" as a more economical defined term than the inclusion in the current Articles of Affiliates and Associates under the definition "Beneficial Owner";

            o modifying the definition of "Person" under Article X to a more common definition for similar provisions and to ensure it encompasses the typical broad range of entities, organizations, associations, governmental bodies, trusts and groups of persons acting in concert;

            o eliminating Article XI, which contains obsolete restrictions on any Person acquiring more than ten percent (10%) of the Voting Shares of the Company, which restrictions expired on December 9, 1999;

            o     making grammatical  changes in the first literary paragraph of
                  Article V; Articles V. B. (e) and (k); and Article X. A. (q); and

            o     renumbering   internal   references   in   the   Articles   of
                  Incorporation, where appropriate.

      The affirmative vote of two-thirds of all outstanding shares of Common Stock is required to approve this Amendment.

The Board of Directors recommends you vote "FOR" approval of each of Proposals 2.A. through 2.J.

                              PROPOSAL NUMBER THREE
                        APPROVAL OF THE STOCK AWARD PLAN

      The Company Board of Directors proposes that the shareholders approve the COMMUNITY BANK SHARES OF INDIANA, INC. Stock Award Plan, a copy of which is attached to this proxy statement as Appendix B. Shareholders are encouraged to review the Stock Award Plan carefully. Any description in this proxy statement of the Stock Award Plan is qualified in its entirety by a reference to Appendix B.

      On February 22, 2005, the Company Board of Directors adopted the Stock Award Plan, subject to approval by the shareholders at the Annual Meeting. The Stock Award Plan is being submitted to shareholders in an effort, among other things, to meet the requirements for incentive stock options under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If shareholder approval of the Stock Award Plan is not obtained, no options or other equity participation will be issued under the Stock Award Plan.

Purpose

      The purpose of the Stock Award Plan is to provide the Company with greater flexibility in the composition of incentive awards and to secure for the Company and its stockholders the continued services of certain employees and directors (and, as applicable, advisory directors, consultants and advisors) who are important to the success and growth of the business of the Company and its subsidiaries. The Company believes that awards under the Stock Award Plan may serve to broaden the equity participation of such employees and directors (and, as applicable, advisory directors, consultants and advisors) and further link the long-term interests of management and shareholders. The Company will consider awards pursuant to the Stock Award Plan in light of its overall compensation philosophy and competitive conditions in the marketplace.

      The Company Board of Directors adopted the Stock Award Plan for shareholder consideration in part by virtue of the fact that nearly all stock options which can be awarded under the Company's 1997 Stock Incentive Plan have been awarded. More broadly, the Stock Award Plan is being proposed for shareholder approval in the belief that the flexibility to selectively use options and other stock awards as part of an overall compensation package may enhance the Company's ability to attract and retain important individuals in an intensely competitive business environment. A number of the Company's competitors utilize equity awards as a significant component of their incentive compensation programs. The use of equity-based compensation as a larger percentage of total compensation should more closely align incentives with the long-term goals of the Company's shareholders, in a tax-efficient manner.

      If the Stock Award Plan is adopted by shareholders at the Annual Meeting the Company's 1997 Stock Incentive Plan will be terminated.

Description of the Stock Award Plan

      The Stock Award Plan is set forth as Appendix B to this proxy statement and the summary of the material terms of the Stock Award Plan contained herein is qualified in its entirety by a reference to Appendix B. All references hereinafter to the "Plan" shall mean the Stock Award Plan.

      The determination of recipients of options and awards, their terms and conditions within the restrictions of the Plan and the number of shares covered by each option or award will be determined and administered by the Company Board of Directors or a committee appointed by the Board of Directors from among its members (collectively, the "Board").

      Employees, directors, advisory directors, consultants and advisors of the Company are eligible to participate in the Plan based upon its terms and conditions. Awards may be granted by the Board and may include: (i) options to purchase shares of Company common stock in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code ("ISOs"), or non-qualified stock options ("NQSOs"); (ii) stock appreciation rights granted alone or in tandem with such options ("SARs"); (iii) restricted stock awards; and (iv) stock units representing the right to receive shares of Common Stock at the end of a specified deferral period. ISOs and SARs may be granted only to salaried employees of the Company or any subsidiary now existing or hereafter formed or acquired. NQSOs may be granted to such salaried employees as well as to directors, advisory directors, consultants or advisors. At the time of the original grant of options, the Board may also authorize the grant of reload options, which shall be non-qualified stock options for such number of shares of Common Stock as were used by the participant to pay the purchase price upon the exercise of previously granted options, but are still subject to the other terms set forth in the Plan. For each calendar year, during any part of which the Plan is in effect, no participant may be granted awards relating in the aggregate to more than 20,000 shares of Common Stock, as adjusted to reflect certain changes to the outstanding shares of Common Stock pursuant to the Plan. Awards of options and SARs are not transferable except by will or the laws of descent and distribution. However, NQSOs may be transferred, for no consideration, to certain family members of the Plan participant or to trusts for such family members. Restricted stock awards and deferred stock units remain subject to the restrictions established by the Board for the restriction or deferral period and may not be sold, transferred, pledged or otherwise encumbered during such period. Shares of such restricted stock and deferred stock units will be forfeited and will revert to the Company upon the recipient's termination of employment during the restriction or deferral period, except to the extent that the Board finds that such forfeiture is not in the best interests of the Company.

      The option price per share of options granted under the Plan shall be determined by the Board. However, the per share option price of any ISO shall not be less than 100% of the fair market value (as hereinafter defined) of a share of Common Stock at the time the ISO is granted, and the per share option price of any NQSO shall not be less than 50% of the fair market value of a share of Common Stock at the time the NQSO is granted. The "fair market value" of the Common Stock on any date means (i) if Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Board determines in good faith to be reasonable. At the close of trading on March 11, 2005, the closing sales price of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") was $21.10 per share. Each option shall be exercisable at such times, or upon the occurrence of such events, and in such amount, as may be determined by the Board and stated in the option award agreement. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an ISO may be made (i) by check payable to the Company, (ii) with the consent of the Board, by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) with the consent of the Board, and at the election of the participant, by withholding from those shares that would otherwise be obtained upon exercise of the option a number of shares having a fair market value equal to the option exercise price, (iv) in accordance with a cashless exercise program as specified in the Plan or (v) by a combination of the foregoing alternatives or by any other means that the Board deems appropriate. No optionee shall have any rights to dividends or other rights of a shareholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

      The Board may, in its sole discretion, with respect to each option granted under the Plan, grant tandem SARs, that is, the right to relinquish such option in whole or in part and to receive a cash payment equal to the excess of the fair market value of the stock covered by the relinquished option (or part thereof) over the applicable option price.

      Awards of restricted stock under the Plan may be in addition to or in lieu of option grants. During the restriction period (which may be a restriction period that ends after certain period(s) of time and/or upon the attainment of certain performance goals, as set by the Board) the recipient of restricted stock is not permitted to sell, transfer, pledge or otherwise encumber the shares, and upon the recipient's termination of employment during the restriction period, shares of restricted stock shall generally revert to the Company. If provided by the Board shares of restricted stock may become free of restriction under certain circumstances such as death, permanent disability or retirement of the recipient or the occurrence of a Change in Control of the Company (as hereinafter defined) or following any other termination of employment or service where the Board determines that forfeiture is not in the best interests of the Company.

      Deferred stock units represent the right to receive shares of Common Stock after the deferral period and subject to such other terms and conditions as set by the Board. During the deferral period, dividends on the specified number of shares of Common Stock covered by the deferred stock units may be paid in cash, or deferred and/or the value thereof automatically reinvested in additional deferred stock units as the Board may determine or permit the participant to elect.

      In the event of a Change in Control of the Company, the Board may, to assure fair and equitable treatment of the participants in the Plan, (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or deferred stock units awarded pursuant to the Plan, (ii) offer to purchase any outstanding option, shares of restricted stock or deferred stock units made pursuant to the Plan from the holder for their equivalent cash value and (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Board deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. "Change in Control" means:
(a) a majority of the Company Board of Directors ceases to consist of continuing directors (as hereinafter defined), (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the continuing directors, (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the continuing directors or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company unless such disposition is approved by a majority of the continuing directors. "Continuing directors" means those members of the Board of Directors on the effective date of the Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the continuing directors at the time of such recommendation or approval.

      An aggregate of 400,000 shares of Company common stock (subject to adjustment as described below) will be subject to the Plan. No more than 20,000 of such shares may be granted or awarded as options or restricted stock awards to any participant in any calendar year under the Plan. Shares subject to options which terminate or expire unexercised, or shares of restricted stock which are forfeited, will become available for future option grants or restricted stock awards.

      The Company's Board of Directors may terminate, modify or amend the Plan, but no amendment may be made which would, without the approval of the shareholders, (i) change the class of employees eligible to receive an award of restricted stock or options payable in Company common stock, (ii) increase the total number of shares reserved for issuance under the Plan or (iii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Board may amend the terms of any award of restricted stock or option already granted, provided that any such retroactive amendment is consistent with the provisions of the Plan and does not disqualify an ISO under the provisions of
Section 422 of the Internal Revenue Code.

      In the event of certain changes to the outstanding Common Stock such as merger, consolidation, stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors (or the Board of Directors of any entity assuming the obligations of the Plan pursuant to any such merger or reorganization) shall appropriately adjust the character and number of shares available under the Plan and shall appropriately adjust the character, number and price of shares subject to outstanding options to reflect such changes.

      The Plan became effective on the date of its adoption by the Board of Directors, subject to approval by the shareholders at the Annual Meeting. The Plan will terminate upon the earlier of (i) the adoption of a resolution of the Company's Board of Directors to terminate the Plan, (ii) the date all shares of Common Stock subject to the Plan are purchased according to the Plan or (iii) ten years from the effective date of the Plan.

      The size of future grants of stock options and stock appreciation rights and awards of restricted stock or deferred stock units to directors, advisory directors, employees, consultants and advisors eligible to participate in the Plan is not determinable as of the date of this proxy statement because of the discretionary nature of such grants and awards. There has been no determination to grant any options or other incentive awards under the Plan.

Certain Federal Income Tax Consequences

      The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

Incentive Stock Options

      (a) Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option strike price will constitute an item of adjustment must be taken into account in determining the employee's alternative minimum tax.

      (b) If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

      (c) If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the date after such exercise (i.e., a "disqualifying disposition"), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option strike price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

      (d) If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

Non-Qualified Stock Options. In the case of an NQSO, the grant of the option will not generally result in taxable income to the option holder or an income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option strike price. The Company will generally be entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

Stock Appreciation Rights. The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. The exercise of a SAR for cash is immediately taxable as ordinary income to the grantee and deductible by the Company.

Restricted Stock. An employee generally will not recognize any taxable income upon the award of any restricted stock which is not vested. Dividends paid with respect to restricted stock prior to the vesting of such stock will be taxable as compensation income to the employee. Generally, an employee will recognize ordinary income upon the vesting of restricted stock in an amount equal to the fair market value of the shares of Common Stock on the date they became vested. However, pursuant to Section 83(b) of the Internal Revenue Code, an employee may elect to recognize compensation income upon the award of restricted stock based on the fair market value of the shares of Company common stock subject to such award on the award date. If an employee makes such an election, dividends paid with respect to such restricted stock will not be treated as compensation, but rather as dividend income, and the employee will not recognize additional income when the restricted shares vest.

The Company will be entitled to an income tax deduction equal to an amount of ordinary income included by the employee on his or her federal income tax return for the year when the restricted stock vests (or year in which an applicable Internal Revenue Code Section 83(b) election is made). The Company will also be entitled to a compensation deduction for the dividends that are paid on restricted stock that has not yet vested (as described in the immediately preceding paragraph) when such dividends are reported by the employee on his or her federal income tax return.

         The Board of Directors recommends a vote "FOR" approval of the
                                Stock Award Plan.

                              PROPOSAL NUMBER FOUR
                     RATIFICATION OF APPOINTMENT OF AUDITORS

      On the recommendation of the Audit Committee, the Board of Directors of the Company determined to engage Crowe Chizek and Company LLC as its independent auditors for the fiscal year ending December 31, 2005 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. Crowe Chizek and Company LLC served as the Company's independent auditors for the years ended December 31, 2004, 2003 and 2002.

      The reports of Crowe Chizek and Company LLC for the years ended December 31, 2004, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2004, 2003, and 2002, and from the period from December 31, 2004 to March 1, 2005, there were no disagreements between the Company and Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      Article X of the Company's Bylaws states that the independent auditors will be appointed by the Board of Directors, with the appointment subject to annual ratification by the stockholders. The Board of Directors and the Audit Committee of the Board of Directors will reconsider that appointment if it is not ratified by the stockholders. The appointment will be deemed ratified if votes cast in its favor exceed votes cast against it. Abstentions will not be counted as votes cast either for or against the proposal.

      The Company has been advised by Crowe Chizek and Company LLC that neither that firm or any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe Chizek and Company LLC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the fiscal year ending December 31, 2005.

Report of the Audit Committee

The Audit Committee of the Board of Directors has furnished the following report:

            The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee will review and reassess the Charter annually and recommend any changes to the Board for approval.

            Management is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for the audit of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2004, the Audit Committee:

                  o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and Crowe Chizek and Company LLC, the Company's independent auditors at the time of the audit.

                  o Discussed with Crowe Chizek and Company LLC the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and

                  o Received written disclosures and the letter from Crowe Chizek and Company LLC regarding its independence as required by Independence Standards Board Standard No. 1.

      The Audit Committee discussed with Crowe Chizek and Company LLC such firm's independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.

            Based on the Audit Committee's review of the audited financial statements and discussions with management and Crowe Chizek and Company LLC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

      The aggregate fees incurred for professional services rendered by Crowe Chizek and Company LLC for the audit of Company's annual financial statements for fiscal years ended December 31, 2004 and 2003 were $104,500 and $82,800, respectively.

      The aggregate fees incurred for professional services rendered for audit related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2004 and 2003 were $1,740 and $5,063, respectively. The services in 2004 are related to FDICIA implementation. The services in 2003 are related to FHLB collateral opinion audits and various accounting matters.

      The aggregate fees incurred for professional services rendered for tax related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2004 and 2003 were $20,650 and $15,550, respectively. Services for both periods related to tax return preparation, various tax consultations and tax credit opportunities.

      There were no fees incurred for services rendered by Crowe Chizek and Company LLC to the Company, other than the services described above, for the fiscal years ending December 31, 2004 and 2003.

      The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company's independent auditor. The Audit Committee has adopted policies regarding the use of the independent auditor for permissible non-audit services. Preapproval may be granted by action of the full Audit Committee or by the Audit Committee Chair or Co-Chair, under delegated authority.

                                 AUDIT COMMITTEE

         Gordon L. Huncilman, Chairman     Gary L. Libs       Kerry M. Stemler
         George M. Ballard                 Timothy T. Shea    Steven R. Stemler.

                              STOCKHOLDER PROPOSALS

      Our next annual meeting of stockholders is currently scheduled to be held on or about May 16, 2006. Under the rules of the Securities and Exchange Commission, any proposal a stockholder seeks to have included in the proxy materials of the Company relating to the next Annual Meeting of Stockholders must be received at our principal executive offices, 101 West Spring St., New Albany, Indiana 47150, ATTENTION: Pamela P. Echols, Secretary, no later than December 12, 2005. It is urged that any such proposals be sent certified mail, return receipt requested.

                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2004, as well as the Community Bank Shares of Indiana, Inc. Annual Report on Form 10-K for fiscal year 2004 filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, accompany this proxy statement. Such Annual Report and Form 10-K are not a part of the proxy solicitation materials.

                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

      Due to the fact that approval of the proposed amendment and restatement of the Company's Articles of Incorporation requires the affirmative vote of at least two-thirds of all outstanding shares of Common Stock, the Company intends to engage the services of a professional proxy solicitation firm in order to assist in maximizing the number of proxies returned. While the Company has not entered a written contract, it has decided to retain the services of The Altman Group, Inc., 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071 to solicit for the return of proxies supporting the recommendations of the Board of Directors. While all mailing of proxy materials will be completed by the Company's registrar and transfer agent, The Altman Group will assist the company in following-up to confirm that materials have been mailed to beneficial owners and, if necessary, initiate a telephone solicitation campaign to non-objecting beneficial owners and registered holders of Common Stock to maximize vote response. The Altman Group, to the extent permitted by applicable law, will accept proxies over the telephone. The Company will pay The Altman Group a one-time retainer of approximately $5,000, approximately $4.75 per successful telephone contact and an additional fee of $4.00 for each telephone vote obtained. In addition to the telephone solicitation campaign, The Altman Group will provide other incidental services as the Company's proxy solicitation firm, including tracking the results of voted proxies and advising the Company through the solicitation process.

Multiple Stockholders Sharing the Same Address

      In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

      This year, one or more brokers with accountholders who are stockholders of the Company will be "householding" our proxy materials, and beginning in 2006, the Company may also decide to "household" our proxy materials, as well as our annual report to stockholders. A single Proxy Statement, as well as our annual report to stockholders, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker, or the Company, if we chose to "household", that such entity will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement as well as our annual report to stockholders, please notify your broker or direct your written request to Community Bank Shares of Indiana, Inc.,
Attn: Pamela P. Echols, Corporate Secretary, P. O. Box 939, New Albany, Indiana 47150, or contact Ms. Echols at (812) 981-7373. If your broker is not currently "householding" (i.e., you received multiple copies of the Company's Proxy Statement as well as our annual report to stockholders), and you would like to request delivery of a single copy, you should contact your broker.

APPENDIX A


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                    ARTICLE I

                                      NAME

      Name. The name of the corporation is Community Bank Shares of Indiana, Inc. (hereinafter referred to as the "Corporation").

                                   ARTICLE II

                                    DURATION

      Duration. The period of duration of the existence of the Corporation is perpetual.

                                   ARTICLE III

                             PURPOSE; EFFECTIVE DATE

      Purpose and Effective Date. The purpose of the Corporation is to engage in any lawful activity or business for which a corporation may be incorporated under the Indiana Business Corporation Law, I.C. Section 23-1-17-1, et seq., as amended ("Act"). These Articles of Incorporation shall become effective upon the date that they are endorsed as filed with the Secretary of the State of Indiana.

                                   ARTICLE IV

             REGISTERED OFFICE; REGISTERED AGENT; SOLE INCORPORATOR


      Registered Office and Registered Agent; Sole Incorporator. The address of the registered office of the Corporation in the State of Indiana is 101 West Spring Street, New Albany, Indiana 47150. The name of the registered agent at such address is Paul Chrisco, who is a resident of the State of Indiana and whose business office is the same as the Corporation's registered office. The address of the Corporation's registered office shall also serve as the principal office and mailing address of the Corporation.


      The name and address of the sole incorporator of the Corporation is Community Savings Bank, F.S.B., 202 East Spring Street, New Albany, Indiana 47150.

                                    ARTICLE V

                                  CAPITAL STOCK


      Capital Stock. The total number of shares of capital stock which the Corporation has authority to issue is 15,000,000 of which 10,000,000 shall be common stock $0.10 par value per share (hereinafter the "Common Stock"), and of which 5,000,000 shall be preferred stock no par value per share (hereinafter the "Preferred Stock"). The Board of Director shall have the authority to establish series of unissued shares of any class of capital stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitations and relative rights could be stated if fully set forth in these Articles of Incorporation. Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time to such persons, for such consideration, and upon such terms and conditions as the Board of Directors may from time to time determine, without further approval of stockholders. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefore, which funds shall include, without limitation, the Corporation's unreserved and unrestricted capital. Shares of Corporation capital stock acquired by the Corporation shall constitute authorized but unissued shares. Stockholders shall not be liable for the debts of the Corporation.


      A description of the different classes and series (if any) of the Corporation's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series (if any) of capital stock are as follows:

      A. Common Stock. Except as provided in this Article V (or in any resolution or resolutions adopted by the Board of Directors pursuant hereto), the exclusive voting power shall be vested in the Common Stock, the holders thereof being entitled to one vote for each share of such Common Stock standing in the holder's name on the books of the Corporation. Subject to any rights and preferences of any class of stock having preference over the Common Stock, holders of Common Stock shall be entitled to such dividends as may he declared by the Board of Directors out of funds lawfully available therefor. Upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Common Stock shall be entitled to receive pro rata the remaining assets of the Corporation after the payment or provision for payment of the Corporation's debts and liabilities and after the holders of any class of stock having preference over the Common Stock have been paid in full any sums to which they may be entitled.


      B. Preferred Stock. The Board of Directors is hereby expressly authorized to provide by resolution or resolutions, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:


            (a) The designation of such series, the number of shares to constitute such series and the stated value thereof;

            (b) Whether the shares of such series shall have voting rights in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

            (c) The dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;


            (d) Whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;


            (e) The amount or amounts payable upon shares of such series in the event of, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;


            (f) Whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

            (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

            (h) The price or other consideration for which the shares of such series shall be issued;

            (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock;

            (j) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;


            (k) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and


            (l) Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

      The powers, preferences and relative, participating, optional and other special rights, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

      Prior to the issuance of any shares of a series of capital stock established by resolution adopted by the Board of Directors, the Corporation shall file with the Secretary of State of the State of Indiana Articles of Amendment as required by the Act. Upon the filing of such Articles of Amendment by the Secretary of State, the resolution establishing and designating the series and fixing and determining the preferences, limitations, and relative rights thereof shall become an amendment of these Articles of Incorporation, effective without stockholder action.

                                   ARTICLE VI

                              NO PREEMPTIVE RIGHTS

      Preemptive Rights. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right or otherwise, to subscribe for or purchase any part of any new or additional issue of equity or debt of any class or series whatsoever, of the Corporation, or of securities convertible into equity or debt of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

                                   ARTICLE VII

                               BOARD OF DIRECTORS



      The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Except as otherwise fixed pursuant to the provisions of Article V hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be determined by resolution of the Board of Directors as provided in the Corporation's Bylaws, as may be amended from time to time. In addition, the number of directors shall not be less than five nor greater than
15. Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. There shall be no cumulative voting for the election of directors of the Corporation.

      A. Classification and Term. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually, as set forth in the Bylaws of the Corporation.


      B.  Vacancies.  Except as otherwise  fixed  pursuant to the  provisions of
Article V hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any vacancy occurring in the Board of Directors, by reason of an increase in the number of directors or otherwise, shall be filled by a majority vote of the Whole Board of Directors and a majority of the Continuing Directors then in office, as defined by Article VIII, though less than a quorum of the Board of Directors, and any director so chosen shall be elected for a term of office continuing until the end of the term for which such director's predecessor was elected, or, if such director is elected by reason of an increase in the number of directors, until the next annual meeting of stockholders at which the term of the class to which the director has been elected expires, and until such director's successor shall have been duly elected and qualified. Whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of these Articles of Incorporation, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of increase in the number of such directors shall be filled by the affirmative vote of the holders of such class or group of classes or such series of shares or group of series of shares, and any director so chosen shall be elected for a term of office continuing until the end of the term for which such director's predecessor was elected, or, if such director is elected by reason of an increase in the number of directors, until the next annual meeting of stockholders at which the term of the class to which the director has been elected expires, and until such director's successor shall have been elected and qualified. When the number of directors is changed, the Board of Directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned, provided that no decrease in the number of directors shall shorten the term of any incumbent director.


      C. Removal. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office without cause only by an affirmative vote of not less than eighty percent (80%) of the Voting Shares at a duly constituted meeting of stockholders called expressly for such purpose. Whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors by the provisions of these Articles of Incorporation or any amendment thereto, only the holders of shares of that class or series of Capital Stock shall be entitled to vote for or against the removal of any director, elected by the holders of the shares of that class or series. Any director may be removed from office for cause by an affirmative vote of not less than a majority of the votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose. At least ten (10) days prior to such meeting of stockholders, written notice shall be sent to the director whose removal will be considered at the meeting.

      D. Discharge of Duties. In discharging the duties of their respective positions, the Board of Directors, committees of the Board and individual directors shall, in considering the best interests of the Corporation, consider the effects of any action upon the employees of the Corporation and its subsidiaries, the depositors and borrowers of any banking subsidiary, the communities in which offices or other establishments of the Corporation or any subsidiary are located and all other pertinent factors.


                                  ARTICLE VIII


             CERTAIN BUSINESS COMBINATIONS AND ACQUISITIONS OF STOCK


      A. Definitions and Related Mutters.

            (a) Affiliate. An "Affiliate" of, or a Person "affiliated with" a specified Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

            (b) Associate. The term "Associate" when used to indicate a relationship with any Person means:

                  (i) Any Person (other than the  Corporation or a Subsidiary of the Corporation) of which such Person is an officer, director or general partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities;

                  (ii) Any trust or other  estate in which such Person has a ten percent (10%) or greater beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; or

                  (iii) Any investment  company  registered under the Investment
            Company Act of 1940 for which such Person or any Affiliate or Associate of such Person serves as investment advisor.

            (c) Beneficial Owner. A Person shall be considered the "Beneficial Owner" of any shares of stock (whether or not owned of record) respecting which such Person would be deemed to have beneficial ownership within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended).

            (d) Business Combination. A "Business Combination" means:


                  (i) The sale, exchange,  lease,  transfer or other disposition to or with a Related Person or any Affiliate or Associate of such Related Person by the Corporation or any of its Subsidiaries (in a single transaction or a series of related transactions) of all or substantially all or any Substantial Part, of its or their assets or businesses (including, without limitation, any securities issued by a Subsidiary);

                  (ii) The purchase, exchange, lease or other acquisition by the
            Corporation or any of its Subsidiaries (in a single transaction or a series of related transactions) of all or substantially all, or any Substantial Part, of the assets or business of a Related Person or any Affiliate or Associate of such Related Person;

                  (iii) Any merger or  consolidation  of the  Corporation or any
            Subsidiary thereof into or with a Related Person or any Affiliate or Associate of such Related Person or into or with another Person which, after such merger or consolidation, would be an Affiliate or an Associate of a Related Person, in each case irrespective of which Person is the surviving entity in such merger or consolidation;


                  (iv) Any  reclassification of securities,  recapitalization or other transaction (other than a redemption in accordance with the terms of the security redeemed) which has the effect, directly or indirectly, of increasing the proportionate amount of Voting Shares of the Corporation or any Subsidiary thereof which are Beneficially Owned by a Related Person, or any partial or complete liquidation, spinoff or split up of the Corporation or any Subsidiary thereof; or

                  (v) The  issuance by the  Corporation  to a Related  Person of
            Voting Shares or securities convertible into Voting Shares or any voting securities (or securities convertible into voting securities) of any Subsidiary of the Corporation, or the issuance to a Related Person of any rights, warrants or options to acquire any of the foregoing.

         As used in this definition, a "series of related transactions" shall be deemed to include not only a series of transactions with the same Related Person but also a series of separate transactions with a Related Person or any Affiliate or Associate of such Related Person.


            (e) Continuing Director. A "Continuing Director" shall mean:


                           (i) Each of James D. Rickard, Timothy T. Shea, R.
                  Wayne Estopinal, Gary L. Libs, George M. Ballard, Gordon L. Huncilman, Kerry M. Stemler, Steven R. Stemler and Dale L. Orem;

                  (ii) An individual who is  unaffiliated  with a Related Person
            (or any Affiliate or Associate thereof) and who was a member of the Board of Directors prior to the time that a Related Person acquired 10% or more of the Voting Shares; or,

                  (iii) An individual who is unaffiliated  with a Related Person
            (or any Affiliate or Associate thereof) and who is designated before his or her initial election as a Continuing Director by a majority of the then Continuing Directors.


            (f) Date of Determination. The term "Date of Determination" means:

                  (i) The  date on which a  binding  agreement  (except  for the fulfillment of conditions precedent, including, without limitation, votes of stockholders to approve such transaction) is entered into by the Corporation, as authorized by its Board of Directors, and another Person providing for any Business Combination; or,


                  (ii) If such an agreement as referred to in Article VIII.A.(f)(i) above is amended so as to make it less favorable to the Corporation and its stockholders, the date on which such amendment is approved by the Board of Directors of the Corporation; or,

                  (iii) In cases where neither  Article  VIII.A.(f)(i)  nor (ii)
            shall be applicable, the record date for the determination of stockholders of the Corporation entitled to notice of and to vote upon the transaction in question.

      A majority of the Continuing Directors shall have the power and duty to determine the Date of Determination as to any transaction under this Article
VIII. Any such determination shall be conclusive and binding for all purposes of this Article VIII.


            (g) Fair Market Value. The term "Fair Market Value" shall mean:

                  (i) In the case of stock the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange - Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange or the American Stock Exchange, or, if such stock is not listed on such exchanges, on the principal United States securities exchange registered under the Exchange Act on which such shares are listed, or, if such shares are not listed on any such exchange, the highest closing price with respect to a share of such stock during the 30-day period preceding the date in question on the National Market System of the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, or, if not listed on the National Market System, the highest mean of the closing bid and asked quotations on the NASDAQ System during such 30-day period or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share as determined by a majority of the Continuing Directors in good faith; and

                  (ii) In the case of  property  other  than cash or stock,  the fair market value of such property on the date in question as determined by a majority of the Continuing Directors in good faith.


            (h) Independent Majority of Stockholders. The term "Independent Majority of Stockholders" shall mean the holders of a majority of the outstanding Voting Shares that are not Beneficially Owned or controlled, directly or indirectly, by a Related Person or an Affiliate or Associate thereof.


            (i) Offer. The term "Offer" shall mean every offer to buy or otherwise acquire, solicitation of an offer to sell, tender offer for, or request or invitation for tenders of, a security or interest in a security for value; provided that the term "Offer(") shall not include: (a) inquiries directed solely to the management of the Corporation and not intended to be communicated to stockholders which are designed to elicit an indication of management's receptivity to the basic structure of a potential acquisition with respect to the amount of cash and/or securities, manner of acquisition and formula for determining price, or
      (b) non-binding expressions of understanding or letters of intent with the management of the Corporation regarding the basic structure of a potential acquisition with respect to the amount of cash and/or securities, manner of acquisition and formula for determining price.


            (j) Person. The term "Person" shall mean any individual, association, corporation (including without limitation any non-profit corporation), estate, general partnership, limited liability partnership, limited partnership, limited liability company, joint stock association, joint venture, firm, trust, business trust, cooperative, executor, administrator, nominee or entity in a representative capacity, group acting in concert, governmental body, unincorporated association or other legal entity or organization (other than the Corporation, any Subsidiary of the Corporation or a trustee holding stock for the benefit of employees of the Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements).

            (k) Related Person. The term "Related Person" shall mean any Person who or which is (a) the Beneficial Owner (either alone or in combination with one (1) or more Affiliates or Associates), as of the Date of Determination, or immediately prior to the consummation of a Business Combination, of 10% or more of the Voting Shares; or (b) an Affiliate of the Corporation and at any time within the two-year period immediately prior to the announcement of a Business Combination was the

      Beneficial Owner, directly or indirectly, of 10% or more of the then outstanding Voting Shares; or (c) an assignee of or has otherwise succeeded to any Voting Shares which were at any time within the two-year period immediately prior to the announcement of a Business Combination Beneficially Owned by any Related Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

            (1) Substantial Part. The term "Substantial Part" as used with reference to the assets of the Corporation of any Subsidiary or of any Related Person means assets having a value of more than 10% of the total consolidated assets of the Corporation and its Subsidiaries as of the end of the Corporation's most recent fiscal year ending prior to the time the determination is being made.


            (m) Subsidiary. The term "Subsidiary" shall mean any Person of which the Person in question owns not less than 50 percent of any class of equity securities, directly or indirectly.


            (n) Voting Shares. The term "Voting Shares" shall mean shares of the Corporation entitled to vote generally in the election of directors.

            (o) Whole Board of Directors. The term "Whole Board of Directors" shall mean the total number of directors which the Corporation would have if there were no vacancies.


            (p) Certain Determinations with Respect to Article VIII.

                  (i) A  majority  of the  Continuing  Directors  shall have the power to determine for the purposes of this Article VIII, on the basis of information known to them: (1) the number of Voting Shares of which any Person is the Beneficial Owner, (2) whether a Person is an Affiliate or Associate of another Person, (3) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of "Beneficial Owner" as hereinabove defined, (4) whether the assets subject to any Business Combination constitute a "Substantial Part" as hereinabove defined,
            (5) whether two or more transactions constitute a "series of related transactions" as hereinabove defined, (6) any matters referred to in
            Article VIII.A.(p)(ii) below, and (7) such other matters with respect to which a determination is required under this Article VIII.


                  (ii) A Related Person shall be deemed to have acquired a share of the Corporation at the time when such Related Person became a Beneficial Owner thereof. With respect to shares owned by
            Affiliates,   Associates  or  other   Persons  whose   ownership  is
            attributable to a Related Person under the foregoing definition of Beneficial Owner, if the price paid by such Related Person for such shares is not determinable, the price so paid shall be deemed to be the higher of (1) the price paid upon acquisition thereof by the Affiliate, Associate or other Person or (2) the market price of the shares in question (as determined by a majority of the Continuing Directors) at the time when the Related Person became the Beneficial Owner thereof.


            (q) Fiduciary Obligations. Nothing contained in this Article VIII shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

      B. Approval of Business Combination.


            (a) Except as provided in Article VIII.B. (b), neither the Corporation nor any of its Subsidiaries shall become party to any Business Combination without the prior affirmative vote at a meeting of the Corporation's stockholders of:


                  (i) The holders of not less than 80 percent of the outstanding
            Voting Shares, voting separately as a class; and

                  (ii) An Independent Majority of Stockholders.


      Such favorable votes shall be in addition to any stockholder vote which would be required without reference to this Article VIII.B.(a) and shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or otherwise.

      (b) The provisions of this Article VIII.B. shall not apply to (i) any Business Combination approved by two-thirds of the Whole Board of Directors of the Corporation at a time prior to the acquisition of ten percent (10%) or more of the outstanding Voting Shares of the Corporation by the Related Person, or (ii) any Business Combination approved by two-thirds of the Whole Board of Directors and a majority of the Continuing Directors after such acquisition.

      C. Evaluation of Business Combinations, Etc. In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders when evaluating a Business Combination or a proposal by another Person or Persons to make a Business Combination or a tender or exchange offer, the Board of Directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction on the Corporation and its Subsidiaries and their respective employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its Subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon the Corporation and its Subsidiaries and the elements of the communities in which the Corporation and its Subsidiaries operate or are located; and (iii) the competence, experience and integrity of the acquiring Person or Persons and its or their management.

      D. Amendments, Etc., of this Article VIII. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the Corporation), this
Article VIII shall not be amended, altered, changed, or repealed without the affirmative vote of (i) the holders of eighty percent (80%) or more of the outstanding Voting Shares, voting separately as a class, and (ii) an Independent Majority of Stockholders; provided, however, that this Article

VIII. D. shall not apply to, and such vote shall not be required for, any such amendment, change or repeal recommended to stockholders by the favorable vote of not less than two-thirds of the Whole Board of Directors, including a majority of the Continuing Directors, and any such amendment, change or repeal so recommended shall require only the vote, if any, required under the applicable provisions of the Act, these Articles of Incorporation and the Bylaws of the Corporation.

      E. State Law Election. The Corporation hereby elects not to be governed by Chapter 43 of the Act or any successor provision thereto.

                                   ARTICLE IX

           AMENDMENT OF ARTICLES OF INCORPORATION; ADOPTION OF BYLAWS

      A. Articles of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders herein are granted subject to this reservation. No amendment, addition, alteration, change or repeal of these Articles of Incorporation shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and thereafter is approved by the holders of a majority of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of a majority of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least a majority of the total outstanding shares entitled to vote thereon, provided that, notwithstanding anything contained in these Articles of Incorporation to the contrary, (i) the affirmative vote of the holders of at least two-thirds of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of two-thirds of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least two-thirds of the total outstanding shares entitled to vote thereon, shall be required to amend, adopt, alter, change or repeal any provision inconsistent with Articles VI, VII, VIII and this Article IX, and (ii) Article VIII shall be amended in the manner specified in Article VIII.D.


      B. Bylaws. The Board of Directors may adopt, alter, amend or repeal the Bylaws of the Corporation. Such action by the Board of Directors shall require the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors. Stockholders shall not have any power to make, alter, amend or repeal the Corporation's Bylaws, except as set forth in the Bylaws.


                             CERTIFICATE OF ADOPTION

      These Amended and Restated Articles of Incorporation, which contain amendments to the Articles of Incorporation requiring shareholder approval, were adopted on _________ ___, 2005, by the shareholders of the Corporation. At the time of adoption, there were _________ shares of Common Stock of the Corporation outstanding, all of which were entitled to vote on the amendments and all of which constitute one voting group. There were ______ shares of Common Stock represented at the meeting where these Amended and Restated Articles of Incorporation were adopted. _________ shares of Common Stock voted in favor of adoption of these Amended and Restated Articles of Incorporation and the amendments contained herein, which was sufficient for their approval as required by the Indiana Business Corporation Law and the Articles of Incorporation.

                                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                     By:
                                         ---------------------------------------
                                           James D. Rickard, President and
                                           Chief Executive Officer

APPENDIX B

                     COMMUNITY BANK SHARES OF INDIANA, INC.
                                STOCK AWARD PLAN

      1. Purpose. The purpose of the Community Bank Shares of Indiana, Inc. Stock Award Plan (the "Plan") is to secure for Community Bank Shares of Indiana, Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the additional incentives, inherent in the ownership of the Company's common stock, $0.10 par value per share (the "Common Stock"), by selected employees, directors and advisory directors of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan in appropriate instances is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the "Code"), to the extent deemed appropriate by the Board (as defined in Paragraph 2. 1 hereof).

Pursuant to the Plan, selected employees, directors, advisory directors, consultants and advisors of the Company will be offered the opportunity to acquire Common Stock through the grant of options, stock appreciation rights in tandem with such options and awards of restricted stock. Any options, rights or awards granted hereunder are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any advisory director, director, employee, consultant or advisor. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Code, or "nonqualified stock options." For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

      2. Committee.

      2.1 Administration. The Plan shall be administered by the board of directors of the Company or by a committee appointed by the board of directors from among its members (collectively, the "Board"). Any such committee appointed shall be comprised, unless otherwise determined by the board of directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "disinterested directors." For purposes of the Plan, a person shall be deemed to be a "disinterested person" if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Notwithstanding any of the foregoing, the board of directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on any such committee effective upon the date such person or persons qualify as disinterested persons. Any vacancy on any such committee, whether due to action of the board of directors or due to any other cause, may be filled, and shall be filled if required to maintain any such committee of at least two disinterested persons, by resolution adopted by the board of directors.

      2.2 Procedures. The Board shall adopt such rules and regulations as it shall deem appropriate concerning the administration of the Plan. A majority of the whole Board shall constitute a quorum, and the acts of a majority of the members of the Board present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be the acts of the Board.

      2.3 Interpretation. The Board shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options or restricted stock awards granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan. The Board shall have exclusive authority to select the individuals to be granted awards under the Plan, to determine the type, size and terms of all such awards, to modify the terms of any awards so granted and to make any other determinations which it deems necessary or desirable for the administration of the Plan.

      2.4 Liability. No member of the Board and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board and any agent of the Board who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

      The Board may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Board, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Board in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Board.

      3. Shares Subject to Grants.

      3.1 Number of Shares. Subject to the provisions of Paragraph 19 hereof (relating to adjustments upon mergers, reorganizations or like changes in capitalization), the number of shares of Common Stock subject at any one time to options or awards of restricted stock or deferred stock units granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted, and awards of restricted stock and deferred stock units made, under the Plan, shall not exceed 400,000 shares; provided, that no more than one-fifth of such shares may be awarded as restricted stock awards. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, or restricted stock or deferred stock units are forfeited, new options, restricted stock or deferred stock units may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or canceled options or forfeited shares of restricted stock or deferred stock units; provided that the granting and terms of such new options, restricted stock awards and deferred stock units shall in all respects comply with the provisions of the Plan.

      3.2 Character of Shares. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

      3.3 Reservation of Shares. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3. 1 hereof.

      4. Eligibility. Options and awards of restricted stock may be granted under the Plan to any employee, director or advisory director of the Company or any of its subsidiaries, or to any prospective employee, director or advisory director of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person's becoming an employee or director. Notwithstanding the foregoing:

      (a) Only non-qualified stock options may be granted to non-employee directors, advisory directors, consultants or advisors of the Company;

      (b) No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted; and

      (c) In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 20,000 shares of Common Stock, subject to adjustment as provided in Paragraph 19 hereof.

      An individual receiving any option, restricted stock award or deferred stock units under the Plan is hereinafter referred to as a "Participant." Any reference herein to the employment of a Participant by the Company shall include
(i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her option or award, his or her period of service in the capacity for which the option or award was granted. For all purposes of this Plan, the time at which an option or award is granted shall be deemed to be the effective date of such grant. The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any options or rights granted to him or her.

      5. Grant of Options. The Board shall determine, within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option and the option price, and shall designate options at the time of grant as either "incentive stock options" or "nonqualified stock options"; provided, that the aggregate fair market value
(determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4 hereof) in any calendar year (under all stock option plans of the employee's employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Board shall take into consideration the person's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Board may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Board shall provide.

      6. Option Price. Subject to Paragraph 19 hereof, the option price of each share of Common Stock purchasable under any incentive stock option granted under the Plan shall be not less than the fair market value of such share of Common Stock at the time the option is granted, and the option price of each share of Common Stock purchasable under any non-qualified stock option granted under the Plan shall not be less than 50% of the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

      For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Board determines in good faith to be reasonable.

      7. Stock Appreciation Rights. In the discretion of the Board, a stock appreciation right may be granted (a) alone, (b) simultaneously with the grant of an option (either incentive or non-qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a non-qualified option and in conjunction therewith or in the alternative thereto.

      The exercise price of a right granted alone shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of one share of Common Stock on the date of grant of such right. A right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise prices as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a right, by its terms, shall be exercisable only when the fair market value of the shares subject to the right and related option exceeds the exercise price thereof.

      Upon exercise of a right granted simultaneously with or subsequent to an option and in the alternative thereto, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the right shall have been exercised. The number of shares for which a right shall be exercisable shall be reduced upon any exercise of a related option by the number of shares for which such option shall have been exercised.

      Any right shall be exercisable upon such addition terms and conditions as may from time to time be prescribed by the Board.

      A right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices, a number of shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board in its sole discretion), an amount of cash, or any combination of shares and cash, as specified in the request (but subject to the approval of the Board, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (a) the excess of the fair market value, on the day of such request, of one share over the exercise price per share specified in such right or its related option, multiplied by (b) the number of shares for which such right shall be exercised; provided, however, that the Board, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of shares, or a combination thereof, which may be received by a holder upon exercise of a right.

Any election by a holder of a right to receive cash in full or partial settlement of such right, and any exercise of such right for cash, may be made only by a request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of the release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a request to receive cash in full or partial settlement of a right or to exercise such right for cash, the Company shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request.

If the Board disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a right or to exercise such right for cash, such disapproval shall not affect such holder's right to exercise such right at a later date, to the extent that such right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board. Additionally, such disapproval shall not affect such holder's right to exercise any related option or options granted to such holder under the Plan.

      A holder of a right shall not be entitled to request or receive cash in full or partial payment of such right during the first six (6) months of its term, provided however, that such prohibition shall not apply if the holder of such right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

For all purposes of this Paragraph 7, the fair market value of shares shall be determined in accordance with the principles set forth in Paragraph 6 hereof.

      8. Exercisability and Duration of Options.

      8.1 Determination of Board; Acceleration. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Board, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

      8.2 Automatic Termination. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

      (a) The expiration of ten years from the date on which such option was granted;

      (b) The  expiration  of three months from the date of  termination  of the
Participant's employment by the Company or service as a director or advisory director with the Company unless a longer period is provided by the Board (other than a termination described in subparagraph (c) or (d) below); provided that if the Participant shall die during such three-month period, the time of termination of the unexercised portion of any such option shall be determined under the provisions of subparagraph (c) below;

      (c) The expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Participant, if the Participant's death occurs either during his employment by the Company or service as a director or advisory director or during the three-month period following the date of termination of such employment or service as a director or advisory director (other than a termination described in subparagraph (d) below), but in no event later than one year after the Participant's death;

      (d) The termination of the Participant's employment by the Company if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged from employment or service as a director or advisory director or his or her services are terminated for cause or if the Participant voluntarily terminates his or her employment or service as a director or advisory director; or

      (e) The expiration of such period of time or the occurrence of such event as the Board in its discretion may provide upon the granting thereof.

      The Board or the board of directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Board or the board of directors shall be final and conclusive.

      9. Exercise of Options. Options granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10 hereof) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Board, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) with the consent of the Board and at the election of the Participant, by withholding from those shares that would otherwise be obtained upon exercise of the option a number of shares having a fair market value equal to the option exercise price,
(d) in accordance with a "cashless exercise" program established by the Board in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (e) by any combination of (a),
(b), (c) or (d) above or (f) by other means that the Board deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Board may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Board may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice. The Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

      10. Non-Transferability of Options and Stock Appreciation Rights. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence: (a) in the event of a Participant's death during his or her employment by the Company or his or her service as a director or advisory director of the Company, its parent, if any, or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period specified in Paragraph 8.2(c) hereof, by his or her executors or administrators; and (b) the Participant, with the approval of the Board, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren or siblings, or to a trust for the benefit of any of such persons.

      11. Restricted Stock. Participants may be granted awards of restricted stock under the Plan, subject to the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine:

      (a) of restricted stock may be in addition to or in lieu of option grants;

      (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by the Board at the time of each award of restricted stock (the "restriction period"), the Participant shall not be permitted to sell, transfer, pledge or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Board permits, to pay the option price of any option granted under the Plan; provided that an equal number of shares delivered to the Participant upon exercise of the option shall carry the same restrictions as the shares of restricted stock so used;

      (c) If so provided by the Board, the applicable restriction period shall expire, and shares of restricted stock shall become free of all restrictions if
(i) the Participant dies, (ii) the Participant's employment or service terminates by reason of permanent disability, as determined by the Board, (iii) the recipient retires or (iv) a "Change in Control" of the Company occurs (as defined in Paragraph 16 hereof). The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently, disabled, the restricted stock held by such recipient shall be forfeited and revert to the Company;

      (d) Unless and to the extent otherwise provided in accordance with Paragraph 11(c) hereof, shares of restricted stock shall be forfeited and revert to the Company upon the Participant's termination of employment or service during the restriction period, except to the extent the Board, in its sole discretion, finds that such forfeiture is not in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such Participant;

      (e) Stock certificates for restricted stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company by the Participant, together with a stock power, endorsed in blank by the Participant. The Participant shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall be subject to the same restrictions as apply to the restricted stock with respect to which they are paid; and

      (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall then deliver certificates evidencing such Common Stock to the recipient.

      12. Deferred Stock Units. Participants may be granted units representing the right to receive shares of Common Stock at the end of a specified deferral period ("deferred stock units"), subject to applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine:

      (a) Deferred stock units shall be exercisable for shares of Common Stock after the period and upon the terms set by the Board. If so provided by the Board, the applicable deferral period shall expire when (i) the Participant dies, (ii) the Participant's employment or service terminates by reason of permanent disability, as determined by the Board, (iii) the recipient retires or
(iv) a "Change in Control" of the Company occurs (as defined in Paragraph 16 hereof). The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently disabled, the deferred stock units held by such recipient shall be forfeited and revert to the Company;

      (b) Unless and to the extent otherwise provided in accordance with Paragraph 12(a), deferred stock units shall be forfeited and revert to the Company upon the Participant's termination of employment or service during the deferral period, except to the extent the Board, in its sole discretion, finds that such forfeiture is not in the best interest of the Company and, therefore, waives all or part of the application of this provision to the deferred stock units held by such Participant; and

      (c) Unless otherwise determined by the Board at the date of grant, dividends on the specified number of shares of Common Stock covered by the deferred stock units will be paid at the dividend payment date in cash, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional deferred stock units, as the Board shall determine or permit the Participant to elect. Unless otherwise determined by the Board, shares of Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions, risk of forfeiture and/or deferral to the same extent as the deferred stock units with respect to which such Common Stock or other property has been distributed.

      13. Reload Options. At the time an option (the "original option") is granted, the Board may also authorize the grant of a "reload option," which shall be subject to the following terms:

      (a) The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise;

      (b) The reload option shall be a nonqualified stock option;

      (c) The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired;

      (d) The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Company; and

      (e) Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

14. Withholding Tax.

      (a) Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option or deferred stock unit, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option or deferred stock unit), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

      (b) Recipients of restricted stock, pursuant to Paragraph 11 hereof, shall be required to remit to the Company an amount sufficient to satisfy all applicable tax withholding requirements upon expiration of restriction periods or upon such earlier dates) as may be elected pursuant to Section 83 of the Code, unless other arrangements satisfactory to the Company have been made for the withholding of applicable taxes. At the option of the Company, the amount referred to in the preceding sentence may be remitted by check payable to the Company, in shares of Common Stock (which may include shares of Common Stock received as the result of a prior exercise of an option), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof.

      15. Restrictions on Delivery and Sale of Shares. Each option and restricted stock award and deferred stock unit granted under the Plan is subject to the condition that if at any time the Board, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option or award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option or upon expiration of the restriction or deferral period may be withheld unless and until such listing, registration or qualification shall have been effected. The Board may require, as a condition of exercise of any option, or grant of a restricted stock award or deferred stock unit that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Board may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder or upon expiration of a restriction or deferral period shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option, restricted stock award or deferred stock unit. The Company may endorse on certificates representing shares issued upon the exercise of an option or expiration of a restriction or deferral period, such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

      16. Change in Control.

      (a) In the event of a Change in Control of the Company, as defined below, the Board may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

            (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or the expiration of deferral periods of deferred stock units awarded pursuant to this Plan;

            (ii) offer to purchase any outstanding options or shares of restricted stock or deferred stock units made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Board, as of the date of the Change in Control; or

            (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Board deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

Any such action approved by the Board shall be conclusive and binding on the Company, its subsidiaries and all Participants.

      (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

      (c) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 16 shall have the following meanings:

      "Affiliate" means any other corporation or other entity which controls, is controlled, directly or indirectly, by, or under common control with, the Company and which the Board designates as an "Affiliate" for purposes of the Plan.

      "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

      "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

      "Change in Control" means (a) a majority of the board of directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

      "Continuing Director" means any member of the board of directors who is a member on the effective date of the Plan as set forth in Paragraph 21 hereof or who is elected to the board of directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

      "Person"  means  an  individual,   a   corporation,   a  partnership,   an
association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof or any other entity.

      17. Right to Terminate Employment. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Company or affect the right of the Company or any of its subsidiaries to terminate the Participant's employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

      18. Transfer or Leave of Absence. For purposes of this Plan, neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

      19. Adjustment Provisions: Effect of Certain Transactions. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Plan, the Board (or the counterpart Board of any entity assuming the obligations of the
Plan) shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding options and rights, the consideration to be received upon exercise of options or in respect of rights, the exercise price applicable to outstanding options and rights, and/or the fair market value of the shares and other value determinations applicable to outstanding options and rights. Appropriate adjustments may also be made by the Board (or the counterpart Board of any entity assuming the obligations of the Plan) in the terms of any options and rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding options and rights on an equitable basis. In addition, the Board (or the counterpart Board of any entity assuming the obligations of the Plan) is authorized to make adjustments to the terms and conditions of, and the criteria included in, options and rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles.

      20. Expiration and Termination of the Plan.

      20.1 General. Options and awards of restricted stock and deferred stock units may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 21 hereof (the "Expiration Date"), on which date the Plan will expire except as to options then outstanding and stock subject to restriction or deferral periods under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired; such restricted stock shall remain subject to restriction until expiration of the restriction period in accordance with Paragraph 11 hereof and such deferred stock units shall remain subject to deferral until expiration of the deferral period in accordance with Paragraph 12. The Plan may be terminated, modified or amended by the board of directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Company's stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 hereof (unless made pursuant to the provisions of Paragraph 19 hereof) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act.

      20.2 Modifications. No modification, extension, renewal or other change in any option or award of restricted stock or deferred stock unit granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code.

      21. Effective Date of Plan. The Plan (as amended and restated) shall become effective on May 17, 2005, the date of its adoption by the Company's stockholders.

                                 REVOCABLE PROXY
                     COMMUNITY BANK SHARES OF INDIANA, INC.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2005

The undersigned hereby appoints Timothy T. Shea or James D. Rickard or their designee with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Community Bank Shares of Indiana, Inc. ("Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting") to be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on May 17, 2005 at 1:00 p.m. and at any and all adjournments thereof, as follows:

                                                               With-     For All
                                                      For      hold      Except
1.A.  The election as directors for three-year        |_|       |_|        |_|
      terms expiring in 2008 all of the nominees listed below (except as marked to the contrary below):

      George M. Ballard, Dale L. Orem, and James D. Rickard.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                               With-
                                                      For      hold
1.B.  The election as director for one-year term      |_|       |_|
      expiring in 2006 the nominee listed below:

      Steven R. Stemler

      Please be sure to sign and date this Proxy in the box below.


      ----------------------------
      Date


      -----------------------------------    -----------------------------------
      Stockholder sign above                 Co-holder (if any) sign above

                                                      For     Against    Abstain
                                                      All       All      On All
2.    The approval of Amendments to and the           |_|       |_|        |_|
      Restatement of the Articles of Incorporation of the Company.

      IF YOU DESIRE TO VOTE SEPARATELY ON EACH
      AMENDMENT, PLEASE VOTE ON THE REVERSE SIDE
      OF THIS PROXY.

                                                      For     Against    Abstain
3.    The approval of the Stock Award Plan for        |_|       |_|        |_|
      Community Bank Shares of Indiana, Inc.

--------------------------------------------------------------------------------

                                                      For     Against    Abstain
4.    The ratification of the appointment of          |_|       |_|        |_|
      Crowe, Chizek and Company, LLP as auditors for the fiscal year ending December 31, 2005

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.             =========> |_|

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE AND ON THE REVERSE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRE- SENTED AT THE MEETING.

      When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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  ^ Detach above card, sign, date and mail in postage paid envelope provided ^

                     COMMUNITY BANK SHARES OF INDIANA, INC.

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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the above signed shareholder be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of Community Bank Shares of Indiana, Inc., at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Community Bank Shares of Indiana, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

      The above signed shareholder acknowledges receipt from Community Bank Shares of Indiana, Inc., prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 11, 2005, and audited financial statements.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY
                     COMMUNITY BANK SHARES OF INDIANA, INC.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

INSTRUCTIONS FOR ITEMS 2.A. THROUGH 2.J.

If you desire to cast your shares separately on each of the proposed Amendments to the Articles of Incorporation (Proposals 2.A. through 2.J.) rather than voting on all proposed Amendments by checking a box for Item 2 on the reverse side of this proxy, please mark the authority for each Amendment on this Reverse
Side:

                                                      For     Against    Abstain
2.A. - Amend Article VII. C. of the Company's         |_|       |_|        |_|
Articles of Incorporation to Modify the Requisite
Vote and Other Procedures for Removal of Directors

                                                      For     Against    Abstain
2.B. - Repeal Article VII. D. of the Company's        |_|       |_|        |_|
Articles of Incorporation to Remove Director
Nomination Process from Articles of Incorporation

                                                      For     Against    Abstain
2.C. - Repeal Article IX. C. of the Company's         |_|       |_|        |_|
Articles of Incorporation to Remove Provisions
Regarding Ability of Stockholders to Bring
Business Before the Annual Meeting of Stockholders

                                                      For     Against    Abstain
2.D. - Repeal Article VIII of the Company's           |_|       |_|        |_|
Articles of Incorporation to Remove Provisions
Limiting Director Liability and Making Mandatory
Indemnification of Directors For Against Abstain

                                                      For     Against    Abstain
2.E. - Repeal Article IX. A. of the Company's         |_|       |_|        |_|
Articles of Incorporation to Remove Provisions for
Calling Special Meetings of Stockholders

If Item 2 on the Front of this Proxy is Marked "FOR ALL", "AGAINST ALL" or "ABSTAIN ON ALL", then you will be deemed to have marked each of the Proposals set forth on this Reverse Side in the same manner, unless you mark any of such Proposals to the contrary, in which event the mark on this Reverse Side will control with respect to each affected Proposal.

                                                      For     Against    Abstain
2.F. - Amend the Company's Articles of                |_|       |_|        |_|
Incorporation To Eliminate the Article X. B.(b)
Fair Price Exception to the Restrictions on
Business Combinations with Related Persons

                                                      For     Against    Abstain
2.G. - Amend the Definitions of "Beneficial           |_|       |_|        |_|
Ownership" and "Affiliates" in Article X. A. of the Company's Articles of Incorporation to Avoid
Attribution of Stock Between Relatives in
Determining Who is a Related Person for Purposes of Business Combinations

                                                      For     Against    Abstain
2.H. - Amend Article X. D. of the Company's           |_|       |_|        |_|
Articles of Incorporation to Increase the Vote
Required to Amend Article X

                                                      For     Against    Abstain
2.I. - Amend the Company's Articles of                |_|       |_|        |_|
Incorporation to Change the Definition of "Continuing Director" in Article X and
Specifically Identify Current Directors as
Continuing Directors

                                                      For     Against    Abstain
2.J. - Amend the Company's Articles of                |_|       |_|        |_|
Incorporation to Make Technical Changes Proposed by the Board of Directors